                               UBS STRATEGY FUND
                  (A SERIES OF UBS MANAGED INVESTMENTS TRUST)

Dear Shareholder:

    Enclosed is a Notice of a Special Meeting of Shareholders (the "Meeting") of the UBS Strategy Fund (the "Strategy Fund"), which is a series of UBS Managed Investments Trust. The Meeting has been called for March 12, 2003 at 10:00 a.m. Eastern time, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114. The accompanying Prospectus/Proxy Statement describes a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card or by telephone or via the Internet.

                   PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                        RETURN THE ENCLOSED PROXY CARD!

    The Meeting is extremely important. You are being asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement and Plan") that would result in your shares of the Strategy Fund being exchanged for shares of the UBS Global Equity Fund (the "Global Equity Fund"), a series of The UBS Funds. If the shareholders of the Strategy Fund approve the Agreement and Plan, the Global Equity Fund will acquire substantially all of the assets, subject to the liabilities, of the Strategy Fund, and you will receive shares of the Global Equity Fund equal in value to your shares of the Strategy Fund. You would no longer be a shareholder of the Strategy Fund, and instead, you would be a shareholder of the Global Equity Fund. You are not expected to recognize any gain or loss for federal income tax purposes as a result of the exchange of your shares of the Strategy Fund for shares of the Global Equity Fund.

    The Global Equity Fund has an investment objective and investment policies that are similar to those of the Strategy Fund, as described in the Prospectus/Proxy Statement. The Global Equity Fund, like the Strategy Fund, is advised by an asset management subsidiary of UBS AG. The transaction being proposed would eliminate similar investment products managed by members of the same organization. By merging the Strategy Fund into the Global Equity Fund, Strategy Fund shareholders will have the opportunity to benefit from the Global Equity Fund's actively managed, global equity investment strategy. Strategy Fund shareholders should also benefit from the Global Equity Fund's well diversified investment portfolio and more flexible investment mandate. The combination of the two funds will create a larger fund with a larger asset base providing certain economies of scale, which will benefit shareholders as well as the Fund's investment advisor.

    Please take the time to review the entire Prospectus/Proxy Statement and vote now! Whether or not you plan to attend the Meeting, please vote your shares by mail, by telephone or via the Internet. If you determine at a later date that you wish to attend the Meeting, you may revoke your proxy and vote in person.

    Thank you for your prompt attention and participation.

                                          Very truly yours,

                                          /s/ Brian M. Storms

                                          Brian M. Storms
                                          PRESIDENT

                               UBS STRATEGY FUND
                  (A SERIES OF UBS MANAGED INVESTMENTS TRUST)

                              51 West 52nd Street
                            New York, NY 10019-6114

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 12, 2003

To the Shareholders:

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of UBS Strategy Fund (the "Strategy Fund"), a series of UBS Managed Investments Trust (the "Managed Trust"), has been called by the Board of Trustees of the Managed Trust and will be held at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114, on March 12, 2003 at 10:00 a.m. Eastern time. The Meeting is being called for the following purposes:

        1. To vote on an Agreement and Plan of Reorganization between the Managed Trust, on behalf of the Strategy Fund, and The UBS Funds, on behalf of the UBS Global Equity Fund (the "Global Equity Fund"), that provides for: (i) the acquisition of substantially all of the assets, subject to the liabilities, of the Strategy Fund in exchange for shares of the Global Equity Fund; (ii) the PRO RATA distribution of shares of the Global Equity Fund to the shareholders of the Strategy Fund; and (iii) the liquidation and dissolution of the Strategy Fund.

        2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The transaction contemplated by the Agreement and Plan of Reorganization is described in the attached Prospectus/Proxy Statement. A copy of the form of the Agreement and Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.

    Shareholders of record of the Strategy Fund as of the close of business on January 3, 2003 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE YOUR SHARES BY RETURNING THE PROXY CARD BY MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY VOTING BY TELEPHONE OR VIA THE INTERNET. YOUR VOTE IS IMPORTANT.

                                          By Order of the Board of Trustees,

                                          Amy R. Doberman
                                          Secretary

JANUARY 31, 2003

TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU PREFER, YOU MAY INSTEAD VOTE BY TELEPHONE OR VIA THE INTERNET. YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           PROSPECTUS/PROXY STATEMENT

                                JANUARY 19, 2003

                          ACQUISITION OF THE ASSETS OF
                               UBS STRATEGY FUND
                  (A SERIES OF UBS MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                 (800) 647-1568

                        BY AND IN EXCHANGE FOR SHARES OF
                             UBS GLOBAL EQUITY FUND
                          (A SERIES OF THE UBS FUNDS)
                             ONE NORTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (800) 647-1568

    This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of UBS Strategy Fund (the "Strategy Fund"), a series of UBS Managed Investments Trust (the "Managed Trust"), to approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan").

    The Meeting will be held at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114, on March 12, 2003 at 10:00 a.m. Eastern time. The Board of Trustees of the Managed Trust, on behalf of the Strategy Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about January 31, 2003.

    If shareholders of the Strategy Fund vote to approve the Agreement and Plan, substantially all of the assets, subject to the liabilities, of the Strategy Fund will be acquired by the UBS Global Equity Fund (the "Global Equity Fund"), a series of The UBS Funds (the "Trust"), in exchange for shares of the Global Equity Fund. Shareholders of each class of the Strategy Fund (Class A, Class B, Class C and Class Y) will receive shares of the equivalent class of the Global Equity Fund (Class A, Class B, Class C or Class Y) equal in value to their investment in the Strategy Fund. The Strategy Fund will then be liquidated.

    The Global Equity Fund's investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Strategy Fund's investment objective is to seek long-term capital appreciation.

    This Prospectus/Proxy Statement gives the information about the Global Equity Fund shares that you should know before investing. You should retain it for future reference. A Statement of Additional Information, dated January 19, 2003, relating to this Prospectus/Proxy Statement, contains more information about the Global Equity Fund, the Strategy Fund and the proposed reorganization. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. You can request a free copy of the Statement of Additional Information by calling 1-800-647-1568, or by writing to the Global Equity Fund at 51 West 52nd Street, New York, New York 10019-6114.

    The following documents, which are intended to provide you with information about the Global Equity Fund, accompany this Prospectus/Proxy Statement:

    - Prospectus of the Global Equity Fund, dated September 30, 2002 (the "Global Equity Fund Prospectus")

    - Annual Report to Shareholders of the Global Equity Fund for the fiscal year ended June 30, 2002 (the "Global Equity Fund Annual Report")

    The Global Equity Fund Prospectus and Global Equity Fund Annual Report are incorporated herein by reference, which means they are legally considered part of this Prospectus/Proxy Statement.

    Documents providing information about the Strategy Fund have been filed with the SEC and are listed below. You can request a free copy of any of the documents listed below by calling 1-800-647-1568, or by writing to the Strategy Fund at 51 West 52nd Street, New York, New York 10019-6114:

    - Prospectus of the Strategy Fund, dated November 5, 2001 (as revised April 8, 2002) and as supplemented through the date hereof (the "Strategy Fund Prospectus")

    - Statement of Additional Information of the Strategy Fund, dated November 5, 2001 and as supplemented through the date hereof (the "Strategy Fund SAI")

    - Annual Report to Shareholders of the Strategy Fund for the fiscal year ended September 30, 2002 (the "Strategy Fund Annual Report")

    Each of the documents listed above is incorporated by reference into this Prospectus/Proxy Statement.

    LIKE ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                           PROSPECTUS/PROXY STATEMENT

                               TABLE OF CONTENTS

                                                    PAGE
                                                    ----
COVER PAGES                                         Cover
SUMMARY...........................................      2
  What is the purpose of the proposal?............      2
  How will the shareholder voting be handled?.....      3
  What are the general tax consequences of the
    Transaction?..................................      3
COMPARISONS OF SOME IMPORTANT FEATURES............      3
  How do the investment objectives and policies of
    the Funds compare?............................      3
  How do the principal risks of investing in the
    Strategy Fund compare to the principal risks
    of investing in the Global Equity Fund?.......      4
  Who manages the Funds?..........................      4
  What are the fees and expenses of each Fund and
    what might they be after the Transaction?.....      6
  Where can I find more financial information
    about the Funds?..............................      8
  What are other key features of the Funds?.......      9
    Administrative, Transfer Agency, Accounting
     and Custody Services.........................      9
    Distribution Services and Rule 12b-1 Plans....      9
    Purchase, Exchange and Redemption
     Procedures...................................     10
    Dividends, Distributions and Taxes............     12
REASONS FOR THE TRANSACTION.......................     13
INFORMATION ABOUT THE TRANSACTION.................     15
  How will the Transaction be carried out?........     15
  Who will pay the expenses of the Transaction?...     16
  What are the tax consequences of the
    Transaction?..................................     16
  What should I know about Global Equity Fund
    Shares?.......................................     16
  How do shareholders rights and obligations of
    the Funds compare?............................     17
  What are the assets of the Funds and what might
    the capitalization be after the Transaction?..     18
COMPARISON OF INVESTMENT OBJECTIVES AND
  POLICIES........................................     19
  Are there any significant differences between
    the investment objectives and policies of the
    Funds?........................................     19
  What are the risk factors associated with
    investments in the Funds?.....................     22
  How do the investment restrictions of the Funds
    differ?.......................................     23
VOTING INFORMATION................................     25
  How many votes are necessary to approve the
    Agreement and Plan?...........................     25
  How do I ensure my vote is accurately
    recorded?.....................................     25
  Can I revoke my proxy?..........................     26
  What other matters will be voted upon at the
    Meeting?......................................     26
  Who is entitled to vote?........................     26
  What other solicitations will be made?..........     26
  INFORMATION ABOUT THE GLOBAL EQUITY FUND........     27
  INFORMATION ABOUT THE STRATEGY FUND.............     27
  INFORMATION ABOUT EACH FUND.....................     27
  PRINCIPAL HOLDERS OF SHARES.....................     28

                                    SUMMARY

    This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Agreement and Plan (attached as Exhibit A), the Global Equity Fund Prospectus (included as Exhibit
B) and the Global Equity Fund Annual Report (included as Exhibit C).

WHAT IS THE PURPOSE OF THE PROPOSAL?

    The Board of Trustees of the Managed Trust has approved the Agreement and Plan for the Strategy Fund and recommends that shareholders of the Strategy Fund vote to approve the Agreement and Plan. If shareholders of the Strategy Fund approve the Agreement and Plan, substantially all of the Strategy Fund's assets (subject to its liabilities) will be transferred to the Global Equity Fund, in exchange for an equal value of shares of the Global Equity Fund. These shares of the Global Equity Fund will then be distributed to the Strategy Fund's shareholders. As illustrated in the following chart, shareholders of each class of the Strategy Fund will receive shares of the equivalent class of the Global Equity Fund equal in value to their investment in the Strategy Fund:

              SHAREHOLDERS WHO OWN:                                   WILL RECEIVE:
              ---------------------                                   -------------
       Class A shares of the Strategy Fund               Class A shares of the Global Equity Fund
         ("Strategy Fund Class A Shares")                 ("Global Equity Fund Class A Shares")
       Class B shares of the Strategy Fund               Class B shares of the Global Equity Fund
         ("Strategy Fund Class B Shares")                 ("Global Equity Fund Class B Shares")
       Class C shares of the Strategy Fund               Class C shares of the Global Equity Fund
         ("Strategy Fund Class C Shares")                 ("Global Equity Fund Class C Shares")
       Class Y shares of the Strategy Fund               Class Y shares of the Global Equity Fund
         ("Strategy Fund Class Y Shares")                 ("Global Equity Fund Class Y Shares")

The Strategy Fund will then be liquidated. As a result of the proposed transaction, which is referred to in this Prospectus/Proxy Statement as the "Transaction," you will cease to be a shareholder of the Strategy Fund and you will become a shareholder of the Global Equity Fund. This exchange, which is intended to be a tax-free reorganization for federal income tax purposes, will occur on a date agreed to between the Managed Trust and the Trust.

    The Global Equity Fund is a series of the Trust, an investment company that is advised by UBS Global Asset Management (Americas) Inc. The Global Equity Fund has an investment objective and investment polices that are similar, but not identical, to those of the Strategy Fund. UBS Global Asset Management (Americas) Inc., the investment advisor for the Global Equity Fund, and UBS Global Asset Management (US) Inc., the investment advisor for the Strategy Fund, are both indirect, wholly owned subsidiaries of UBS AG.

    For the reasons set forth below under "Reasons for the Transaction," the Board of Trustees of the Managed Trust (the "Managed Trust Trustees" or "Managed Trust Board") has concluded that the Transaction is in the best interests of the shareholders of the Strategy Fund. The Managed Trust Trustees also concluded that no dilution in value would result to the shareholders of the Strategy Fund as a result of the Transaction.

                       THE MANAGED TRUST BOARD RECOMMENDS
                THAT YOU VOTE TO APPROVE THE AGREEMENT AND PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

    Shareholders of the Strategy Fund who own shares at the close of business on January 3, 2003 (the "Record Date") will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the reorganization of the Strategy Fund into the Global Equity Fund, a majority (as defined under the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting shares of the Strategy Fund must be voted in favor of the Agreement and Plan.

    Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may cast your vote by completing and signing the enclosed proxy card or by telephone or via the Internet. If you return your signed proxy card or vote by telephone or via the Internet, your votes will be officially cast at the Meeting by the persons appointed as proxies. You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE TRANSACTION?

    It is expected that shareholders of the Strategy Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of the Global Equity Fund. You should, however, consult your tax advisor regarding the effect of the Transaction, if any, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates to the federal income tax consequences only. For further information about the tax consequences of the Transaction, see "Information About the Transaction -- What are the tax consequences of the Transaction?"

COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS COMPARE?

    The Strategy Fund and Global Equity Fund each operate as a diversified fund under the 1940 Act. The Strategy Fund and the Global Equity Fund have similar, but not identical, investment objectives. The Global Equity Fund seeks to maximize total return, consisting of capital appreciation and current income. The Strategy Fund seeks long-term capital appreciation. The investment objectives of the Funds differ to the extent that the Strategy Fund solely pursues capital appreciation, whereas the Global Equity Fund seeks current income, along with capital appreciation, in order to maximize the Fund's total return. Each Fund's investment objective cannot be changed without shareholder approval.

    Each Fund seeks to achieve its objective by investing its assets in equity securities issued by U.S. and foreign companies. Under normal circumstances, the Global Equity Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. The Strategy Fund also invests at least 80% of its assets in equity securities and has focused its investments on typically large companies. In contrast, the Global Equity Fund may invest in the equity securities of U.S. and foreign companies of any size. In addition, while both Funds may invest in foreign companies, only the Global Equity Fund has an investment policy that permits the Fund to invest in companies in emerging market countries.

    There are, however, significant differences in the strategy by which the investment advisor to each Fund seeks to achieve its respective investment objective. The investment advisor for the Strategy Fund uses a more passive investment style to manage the assets of the Strategy Fund, as compared to the investment strategy used by the investment advisor for the Global Equity Fund. As required by the Strategy Fund Prospectus, the investment advisor for the Strategy Fund can only purchase the stocks included on the GLOBAL 50 HIGHLIGHTED STOCKS list, a fifty stock list of large capitalization stocks of U.S. and foreign companies compiled by UBS Warburg Global Investment Strategy Group ("UBS Warburg"), in accordance with the percentage allocations assigned to each stock on the list. In contrast, the investment advisor for the Global Equity Fund has far more flexibility and employs an active, value-style investment strategy to select securities for the Fund's portfolio by performing detailed country, industry and company analysis for each security, including visits to the company, its competitors and suppliers. Also, while the Strategy Fund limits its investments to the stocks of the 50 companies included on the GLOBAL 50 HIGHLIGHTED STOCKS list, the Global Equity Fund maintains a more diversified portfolio by investing in a larger number of issuers.

    For further information about the investment objectives and policies of the Funds, see "Comparison of Investment Objectives and Policies."

HOW DO THE PRINCIPAL RISKS OF INVESTING IN THE STRATEGY FUND COMPARE TO THE PRINCIPAL RISKS OF INVESTING IN THE GLOBAL EQUITY FUND?

    As with most investments, an investment in the Strategy Fund or the Global Equity Fund involves risks. There can be no guarantee against losses resulting from an investment in either Fund, nor can there be any assurance that a Fund will achieve its investment objective. The risks associated with an investment in each Fund are substantially similar and include those risks associated with fluctuations in the securities markets, foreign investing and engaging in derivative transactions.

    There are, however, certain differences: to the extent the Global Equity Fund may invest in securities of small and medium size companies, it will be subject to the risks associated with investments in such companies (the Strategy Fund focuses on large cap stocks). Also, the Global Equity Fund is subject to the risks associated with investing in companies in emerging market countries, whereas this is not a principal risk of the Strategy Fund. The Strategy Fund is subject to the risks associated with focusing its investments in the stocks of a relatively small number of issuers and market sectors, whereas Global Equity Fund is far more diversified.

    For further information about the risks of investing in the Funds, see "Comparison of Investment Objectives and Policies."

WHO MANAGES THE FUNDS?

    The management of the business and affairs of the Global Equity Fund is the responsibility of the Board of Trustees of the Trust (the "UBS Funds Trustees" or "UBS Funds Board"). The UBS Funds Trustees elect officers, who are responsible for the day-to-day operations of the Global Equity Fund.

    UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)"), a Delaware corporation, is the investment advisor to the Global Equity Fund. UBS Global AM (Americas) is an investment management firm managing, as of December 31, 2002, approximately $37 billion in assets. UBS Global AM (Americas) and UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment advisor for the Strategy Fund and the administrator for the Strategy Fund and Global Equity

Fund, are both indirect, wholly owned subsidiaries of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. The address of UBS Global AM (Americas) is One North Wacker Drive, Chicago, Illinois 60606.

    Pursuant to an investment advisory agreement relating to the Global Equity Fund, UBS Global AM (Americas) is entitled to receive from the Global Equity Fund an investment advisory fee equal, on an annual basis, to 0.80% of the average daily net assets of the Fund. UBS Global AM (Americas) has contractually agreed to waive its fees and/or reimburse certain expenses so that the total operating expenses (excluding 12b-1 fees) of the Global Equity Fund do not exceed 1.00% of the average daily net assets of each class of the Global Equity Fund during the Fund's fiscal year ending June 30, 2003. Thereafter, the expense limit for the Global Equity Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by UBS Global AM (Americas) and the UBS Funds Trustees. The contractual fee waiver agreement also provides that UBS Global AM (Americas) is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Global Equity Fund of UBS Global AM (Americas) will not cause the total operating expense ratio to exceed any contractual limit in effect for the Global Equity Fund.

    IN ADDITION, IF THE TRANSACTION IS APPROVED BY THE SHAREHOLDERS OF THE STRATEGY FUND, IT IS CONTEMPLATED THAT, EFFECTIVE JULY 1, 2003, THE INVESTMENT ADVISORY FEE PAYABLE TO UBS GLOBAL AM (AMERICAS) BY THE GLOBAL EQUITY FUND WILL BE REDUCED FROM 0.80% TO 0.75% OF THE FUND'S AVERAGE DAILY NET ASSETS, AND THE INVESTMENT ADVISORY AGREEMENT WILL BE AMENDED ACCORDINGLY.

    Investment decisions for the Global Equity Fund are made by an investment management team at UBS Global AM (Americas). No member of the investment management team is primarily responsible for making recommendations for portfolio purchases by the Fund.

    The management of the business and affairs of the Strategy Fund is the responsibility of the Managed Trust Trustees. The Managed Trust Trustees elect officers, who are responsible for the day-to-day operations of the Strategy Fund.

    UBS Global AM is the investment advisor and administrator of the Strategy Fund. As of December 31, 2002, UBS Global AM was the investment advisor, sub-advisor or manager of 23 investment companies with 45 separate portfolios and aggregate assets of approximately $72.5 billion.

    Pursuant to an investment advisory agreement for the Strategy Fund, UBS Global AM is entitled to receive a fee for advisory and administrative services at the annual rate of 0.75% of the Strategy Fund's average daily net assets.

    T. Kirkham Barneby, supported by his quantitative investment team, is responsible for the day-to-day management of the Strategy Fund's portfolio. Mr. Barneby has been a managing director of UBS Global AM since 1994.

    UBS Warburg makes available its Global Investment Strategy Group to consult with UBS Global AM regarding the investment themes and stocks covered by UBS Warburg Research Analysts.

    If the merger is approved, the team currently managing the Global Equity Fund will continue to manage the combined fund. Mr. Barneby will have no role in managing the combined fund.

WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?

    The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The sales charge structures of the Funds are identical. The operating expenses shown for the Strategy Fund are based on expenses incurred during the Strategy Fund's fiscal year ending September 30, 2002. The operating expenses shown for the Global Equity Fund Class A Shares and Global Equity Fund Class Y Shares, before and after the Transaction, are based on expenses incurred during the Global Equity Fund's most recent fiscal year ending June 30, 2002. The Global Equity Fund Class B Shares and Global Equity Fund Class C Shares are new classes of shares that have been in operation for less than a full fiscal year and the operating expenses shown for these classes of shares, before and after the Transaction, are annualized expenses.

       FEES AND EXPENSES FOR THE STRATEGY FUND AND THE GLOBAL EQUITY FUND

                                SHAREHOLDER FEES
                   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                           Redemption Fee
                                                     Maximum Sales      Maximum Contingent                (as a % of amount
                               Maximum Sales         Charge (Load)        Deferred Sales                   redeemed within
                               Charge (Load)         on Purchases          Charge (Load)                     90 days of
     Fund Names and         (as a % of offering   (as a % of offering   (as a % of offering   Exchange        purchase,
    Classes of Shares             price)                price)                price)             Fee       if applicable)
---------------------------------------------------------------------------------------------------------------------------
CLASS A
Strategy Fund                      5.50%                 5.50%                  None             None            None
Global Equity Fund                 5.50%                 5.50%                  None             None           1.00%*
Global Equity Fund After
Transaction                        5.50%                 5.50%                  None             None           1.00%*
CLASS B
Strategy Fund                      5.00%                  None                 5.00%             None            None
Global Equity Fund                 5.00%                  None                 5.00%             None            None
Global Equity Fund After
Transaction                        5.00%                  None                 5.00%             None            None
CLASS C
Strategy Fund                      2.00%                 1.00%                 1.00%             None            None
Global Equity Fund                 2.00%                 1.00%                 1.00%             None            None
Global Equity Fund After
Transaction                        2.00%                 1.00%                 1.00%             None            None
CLASS Y
Strategy Fund                       None                  None                  None             None            None
Global Equity Fund                  None                  None                  None             None           1.00%*
Global Equity Fund After
Transaction                         None                  None                  None             None           1.00%*
---------------------------------------------------------------------------------------------------------------------------

* Please see the section entitled "Purchase, Exchange and Redemption Procedures" for additional information concerning the applicability of the redemption fee.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                             Management Fee
                                           Distribution and                 Total Annual      Waivers and
     Fund Names and          Management         Service          Other     Fund Operating       Expense          Net
    Classes of Shares           Fees         (12b-1) Fees      Expenses       Expenses       Reimbursements    Expenses
-----------------------------------------------------------------------------------------------------------------------
CLASS A
Strategy Fund                  0.75%             0.25%           0.28%         1.28%              None          1.28%
Global Equity Fund***          0.80%             0.25%           0.50%**       1.55%             0.30%          1.25%
Global Equity Fund After
Transaction***                 0.80%****         0.25%           0.40%**       1.45%             0.20%          1.25%
CLASS B
Strategy Fund                  0.75%             1.00%           0.32%         2.07%              None          2.07%
Global Equity Fund***          0.80%             1.00%           0.53%**       2.33%             0.33%          2.00%
Global Equity Fund After
Transaction***                 0.80%****         1.00%           0.40%**       2.20%             0.20%          2.00%
CLASS C
Strategy Fund                  0.75%             1.00%           0.32%         2.07%              None          2.07%
Global Equity Fund***          0.80%             1.00%           0.51%**       2.31%             0.31%          2.00%
Global Equity Fund After
Transaction***                 0.80%****         1.00%           0.40%**       2.20%             0.20%          2.00%
CLASS Y
Strategy Fund                  0.75%              None           0.28%         1.03%              None          1.03%
Global Equity Fund***          0.80%              None           0.47%**       1.27%             0.27%          1.00%
Global Equity Fund After
Transaction***                 0.80%****          None           0.40%**       1.20%             0.20%          1.00%
-----------------------------------------------------------------------------------------------------------------------

** Includes an administrative fee of 0.075% paid by the Global Equity Fund to UBS Global AM.

*** The Trust, with respect to the Global Equity Fund, and UBS Global AM
    (Americas) have entered into a written agreement pursuant to which UBS Global AM (Americas) has agreed to waive a portion of its fees and/or to reimburse expenses to the extent that the Global Equity Fund's expenses, for the fiscal year ending June 30, 2003, otherwise would exceed the "Net Expenses" rate shown in the table above for each of the Global Equity Fund Class A Shares, Global Equity Fund Class B Shares, Global Equity Fund
    Class C Shares and Global Equity Fund Class Y Shares, as applicable. Pursuant to the written agreement, UBS Global AM (Americas) is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of UBS Global AM (Americas) by the Global Equity Fund will not cause the Global Equity Fund to exceed any applicable expense limit that is in place for the Fund. Prior to July 1, 2002, the Global Equity Fund was subject to indefinite expense caps revocable only by shareholders, at rates identical to those set forth above.

****IF THE TRANSACTION IS APPROVED BY THE SHAREHOLDERS OF THE STRATEGY FUND, UBS
    GLOBAL AM (AMERICAS) HAS UNDERTAKEN TO AMEND ITS INVESTMENT ADVISORY AGREEMENT WITH GLOBAL EQUITY FUND TO REDUCE THE MANAGEMENT FEE PAYABLE BY THE GLOBAL EQUITY FUND TO 0.75%, EFFECTIVE JULY 1, 2003.

EXAMPLES:

    The following Examples are intended to help you compare the cost of investing in the Strategy Fund with the cost of investing in the Global Equity Fund. The Examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year.(1) These are examples only, and do not represent future expenses, which may be greater or less than those shown below.

                                                              1 Year  3 Years  5 Years  10 Years
                                                              ------  -------  -------  --------
CLASS A
Strategy Fund...............................................   $673    $934    $1,214    $2,010
Global Equity Fund (Before Transaction).....................    670     985     1,321     2,270
Global Equity Fund (After Transaction)......................    670     965     1,281     2,174
CLASS B (ASSUMING SALE OF ALL SHARES AT END OF PERIOD)
Strategy Fund...............................................   $710    $949    $1,314    $2,012
Global Equity Fund (Before Transaction).....................    703     996     1,415     2,266
Global Equity Fund (After Transaction)......................    703     969     1,361     2,154
CLASS B (ASSUMING NO SALE OF SHARES)
Strategy Fund...............................................   $210    $649    $1,114    $2,012
Global Equity Fund (Before Transaction).....................    203     696     1,215     2,266
Global Equity Fund (After Transaction)......................    203     669     1,161     2,154
CLASS C (ASSUMING SALE OF ALL SHARES AT END OF PERIOD)
Strategy Fund...............................................   $408    $742    $1,202    $2,476
Global Equity Fund (Before Transaction).....................    401     785     1,295     2,696
Global Equity Fund (After Transaction)......................    401     762     1,250     2,593
CLASS C (ASSUMING NO SALE OF SHARES)
Strategy Fund...............................................   $308    $742    $1,202    $2,476
Global Equity Fund (Before Transaction).....................    301     785     1,295     2,696
Global Equity Fund (After Transaction)......................    301     762     1,250     2,593
CLASS Y
Strategy Fund...............................................   $105    $328    $  569    $1,259
Global Equity Fund (Before Transaction).....................    102     376       671     1,510
Global Equity Fund (After Transaction)......................    102     361       640     1,437

------------------------

(1) The Funds' actual returns may be greater or less than the hypothetical 5% return used. The 1 Year costs in the examples for the Global Equity Fund reflect net operating expenses after the contractual fee waivers and expense reimbursements.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

    The Global Equity Fund Annual Report, which accompanies this
Prospectus/Proxy Statement as Exhibit C, includes a discussion of the Global Equity Fund's performance during the past fiscal year and shows per share information for the Global Equity Fund for the last five fiscal years.

    The Strategy Fund Prospectus and the Strategy Fund Annual Report contain further financial information about the Strategy Fund. These documents are available upon request (see "INFORMATION ABOUT THE STRATEGY FUND").

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

    ADMINISTRATIVE, TRANSFER AGENCY, ACCOUNTING AND CUSTODY SERVICES. UBS Global AM serves as the administrator to both the Global Equity Fund and the Strategy Fund. As administrator, UBS Global AM provides various administration and accounting services to the Funds. For the Strategy Fund, these services are included in the fee that the Fund pays pursuant to its investment advisory agreement. For the Global Equity Fund, UBS Global AM is responsible for administering the affairs of the Global Equity Fund, including supervising and managing all aspects of the Fund's operations (other than investment advisory activities) pursuant to a separate administration contract. Under the administration contract, the Global Equity Fund pays UBS Global AM a fee, computed daily and paid monthly, at an annual rate of 0.075% of the average daily net assets of the Global Equity Fund. J.P. Morgan Investor Services Company, a corporate affiliate of JP Morgan Chase Bank ("JP Morgan Chase"), provides accounting, portfolio valuation and certain administrative services to the Global Equity Fund pursuant to a Multiple Services Agreement between the Trust and JP Morgan Chase.

    PFPC Inc. is the transfer agent and dividend disbursing agent for both the Global Equity Fund and the Strategy Fund. PFPC Inc., a subsidiary of PNC Bank, N.A., is located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

    JP Morgan Chase is the custodian of the securities and other assets of the Global Equity Fund. JP Morgan Chase is located at 270 Park Avenue, New York, New York 10017. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the custodian for the Strategy Fund.

    DISTRIBUTION SERVICES AND RULE 12b-1 PLANS. The UBS Funds Trustees and Managed Trust Trustees have each appointed UBS Global AM to serve as the principal underwriter of the shares of each class of the Funds. UBS Global AM offers the shares of the Global Equity Fund and the shares of the Strategy Fund on a best-efforts basis pursuant to separate principal underwriting contracts between UBS Global AM and the Trust, and UBS Global AM and the Managed Trust, respectively. In addition to its services in distributing shares of the Global Equity Fund and Strategy Fund, UBS Global AM also provides ongoing shareholder services to each Fund. UBS Global AM is authorized, under each principal underwriting contract, to enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) with respect to sales of shares of the respective Fund or in connection with the provision of service activities (a "Qualified Dealer"). UBS Global AM markets shares of the Global Equity Fund and the Strategy Fund directly or through a Qualified Dealer. With respect to both the Global Equity Fund and the Strategy Fund, when UBS Global AM receives service fees, distribution fees or sales charges, it may pay some or all of them to Qualified Dealers.

    RULE 12B-1 PLANS. Each of the Global Equity Fund and the Strategy Fund has adopted separate shareholder service and/or distribution plans or "Rule 12b-1 Plans" for the Fund's Class A Shares (a "Class A Plan"), Class B Shares (a "Class B Plan") and Class C Shares (a "Class C Plan") (collectively, the "Plans"). Under the Plans of each Fund, UBS Global AM is entitled to receive a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares of each Fund. UBS Global AM uses the service fees it receives to compensate dealers and others for their expenses in connection with providing shareholder services for the Funds, including the maintenance of shareholder accounts.

    In addition to the service fees, the Global Equity Fund and the Strategy Fund pay distribution fees to UBS Global AM pursuant to each Fund's Class B Plan and Class C Plan. The distribution fees are paid to UBS Global AM for its services and expenses in distributing and promoting Class B and Class C shares. These expenses may include, among others, the preparation, printing and distribution of advertisements and sales literature for prospective investors; the distribution of prospectuses and other shareholder materials for sales purposes; the payment of distribution fees to broker-dealers that enter into dealer agreements with UBS Global AM; and the payment of other expenses allocated to UBS Global AM's distribution activities. The distribution fees payable under the Class B Plans and Class C Plans for the Funds may also be used to pay UBS Global AM for advancing the commission costs to dealers with respect to the initial sale of such shares.

    Under its Class B Plan and Class C Plan, each Fund pays UBS Global AM a distribution fee, accrued daily and payable monthly, at an annual rate of 0.75% of the average daily net assets of the Fund's Class B Shares and Class C Shares, respectively.

    Because 12b-1 fees are paid out of the assets of a class of a Fund on an on-going basis, over time these fees will increase the cost of a shareholder's investment and may cost the shareholder more than paying other types of sales charges.

    Global Equity Fund Class Y Shares and Strategy Fund Class Y Shares do not have Rule 12b-1 Plans.

    PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES. Procedures for the purchase, exchange and redemption of shares of the Strategy Fund and the Global Equity Fund are similar. You may refer to the Strategy Fund Prospectus, and the Global Equity Fund Prospectus, which accompanies this Prospectus/ Proxy Statement, for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges and redemptions of shares of the Strategy Fund and Global Equity Fund, respectively. Set forth below is a brief description of the basic purchase, exchange, and redemption procedures applicable to the shares of the Funds. THE SHAREHOLDERS OF THE STRATEGY FUND WILL NOT BE SUBJECT TO ANY FRONT-END OR CONTINGENT DEFERRED SALES CHARGES DESCRIBED BELOW IN CONNECTION WITH THE TRANSACTION.

    Shares of either Fund may be purchased directly from the Fund by contacting its transfer agent, or through brokers, dealers, other financial intermediaries and financial institutions (banks and bank trust departments) that have sales agreements with the Global Equity Fund (each an "Authorized Dealer"), or through an intermediary designated by an Authorized Dealer to accept purchase and redemption orders ("Sub-Designee"). Authorized Dealers may charge transaction fees for their services in connection with the purchase of shares of the Global Equity Fund. These transaction fees are not charged on shares purchased directly from the Global Equity Fund.

    Only specific types of investors are eligible to purchase Global Equity Fund Class Y Shares and Strategy Fund Class Y Shares. You may refer to the Global Equity Fund Prospectus, which accompanies this Prospectus/Proxy Statement, and the Strategy Fund Prospectus, for more information concerning the eligibility requirements for purchasing Class Y Shares of the Funds.

    The minimum initial investment for each class of the Strategy Fund and Global Equity Fund Class A Shares, Global Equity Fund Class B Shares and Global Equity Fund Class C Shares is $1,000, and each subsequent investment must be at least $100. The minimum initial investment for the Global Equity Fund Class Y Shares is $10,000,000, and each subsequent investment must be at least $2,500. Both Funds may waive or reduce their investment minimums for certain investors.

    Purchases of Class A Shares of each Fund are subject to a maximum front-end sales charge of 5.50% of the offering price, with reduced sales charges for purchases of $50,000 or more, and no front-end sales charge imposed on purchases of $1,000,000 or more. Purchases of $1,000,0000 or more of Class A Shares of each Fund, however, are subject to a contingent deferred sales charge ("CDSC") of 1.00% for shares redeemed within one year after purchase.

    Purchases of Class B Shares of each Fund are not subject to a sales charge on purchases, but are subject to a CDSC when shares are sold before the end of a specified period. Sales of Class B Shares of each Fund are subject to a CDSC as shown in the table below:

                                 PERCENTAGE (BASED ON AMOUNT OF INVESTMENT) BY
                                WHICH THE SHARES' NET ASSET VALUE IS MULTIPLIED:
                                ------------------------------------------------
                                LESS THAN  $100,000 TO  $250,000 TO  $500,000 TO
IF SHARES ARE SOLD WITHIN:      $100,000    $249,999     $499,999     $999,999
--------------------------      ---------  -----------  -----------  -----------
1st year since purchase.......        5%          3%           3%           2%
2nd year since purchase.......        4%          2%           2%           1%
3rd year since purchase.......        3%          2%           1%         None
4th year since purchase.......        2%          1%         None         None
5th year since purchase.......        2%        None         None         None
6th year since purchase.......        1%        None         None         None
7th year since purchase.......      None        None         None         None

    The CDSC for the Class B Shares of each Fund is calculated by multiplying the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of sale by the applicable percentage shown in the table above. Class B Shares of each Fund automatically convert to the Fund's Class A Shares, which have lower ongoing expenses, after the end of the sixth year for purchases of less than $100,000, after the end of the fourth year for purchases of at least $100,000 but less than $250,000, after the end of the third year for purchases of at least $250,000 but less than $500,000, and after the end of the second year for purchases of at least $500,000 but less than $1 million.

    Regardless of the amount of the investment, Class B Shares of Family Funds ("Family Funds" include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global AM serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged (including exchanges as part of a reorganization, such as the Transaction) for shares of the Funds after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages:
(i) 5%, if shares are sold within the first year since purchase; (ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and automatically convert to Class A Shares, which have lower ongoing expenses. Shareholders who purchased or acquired Strategy Fund Class B Shares prior to November 5, 2001, will receive Prior Class B Shares of the Global Equity Fund in the Transaction.

    The Class C Shares of each Fund are subject to a front-end sales charge of 1.00% of the offering price, and a CDSC of 1.00% of the shares' net asset value if the shares are sold within one year of purchase. The CDSC for each Fund's Class C Shares is calculated by multiplying the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of sale by 1.00%.

    The Funds' reduce or waive their sales charges for certain investors and transactions in the Funds' shares. For a complete description of the Funds' sales charges and the exemptions from such charges, please refer to the Global Equity Fund Prospectus, which accompanies this Prospectus/Proxy Statement, and the Statement of Additional Information relating to this Prospectus/Proxy Statement, as well as the Strategy Fund Prospectus and Strategy Fund SAI. Global Equity Fund Class Y Shares and Strategy Fund Class Y Shares are not subject to a front-end sales charge or a CDSC.

    The Global Equity Fund Class A and Class Y Shares are subject to a redemption fee if the shares are redeemed or exchanged shortly after they are purchased. For shareholders who sell or exchange Global Equity Fund Class A Shares or sell Global Equity Fund Class Y Shares less than 90 days after the date of their purchase, a redemption fee of 1.00% of the amount of the shares sold or exchanged will be deducted at the time of the transaction. This amount is paid to the Global Equity Fund, and not to UBS Global AM (Americas) or UBS Global AM. The redemption fee is designed to offset the costs associated with fluctuations in the Global Equity Fund's asset level and cash flow caused by short-term shareholder trading. For purposes of calculating the redemption fee, shares of the Fund held the longest will be redeemed first. Under certain circumstances, the redemption fee described above is not applied to transactions in Global Equity Fund Class A Shares and Global Equity Fund Class Y Shares. For a description of the circumstances in which the redemption fee is not charged, see the Global Equity Fund Prospectus, which accompanies this Prospectus/Proxy Statement. The shares of the Strategy Fund are not subject to a redemption fee.

    The purchase price of shares of each Fund is based on net asset value ("NAV"), plus any applicable sales charge. The NAV per share for each class of each Fund is calculated as of the close of regular trading (generally, 4:00
 p.m. Eastern time) on each day that the New York Stock Exchange ("NYSE") is open. Purchase orders for shares of each Fund received in good form by the close of regular trading on the NYSE are priced according to the NAV determined on that day; otherwise, they are priced according to the next determined price per share. Each Fund reserves the right to reject any purchase request.

    Shares of each class of each Fund, except the Funds' Class Y Shares, may be exchanged for shares of the same class of most other Family Funds. Exchanges in shares of both Funds are subject to the initial minimum investment requirements to the same extent as purchases of the shares. Exchanges are not subject to any sales charges at the time of the exchange. Exchanges are treated as a redemption and new purchase for federal income tax purposes, and accordingly, may have tax consequences for shareholders.

    Shares of each class of each Fund may be sold at any time at the NAV (minus any applicable sales charge) next calculated after the Fund receives the redemption order in good form. Shareholders of either Fund can sell their shares by contacting the Funds' transfer agent or, if shares are held through a financial institution, by contacting the shareholders' investment professionals, an Authorized Dealer or a Sub-Designee. Each institution or professional may have its own procedures and requirements for selling shares of the Funds and may charge fees.

    DIVIDENDS, DISTRIBUTIONS AND TAXES. Each Fund normally declares and pays income dividends and distributes any realized gains annually. Both the Global Equity Fund and the Strategy Fund automatically reinvest distributions in additional shares of the same class of that Fund, unless the Fund is notified that the shareholder elects to receive such distributions in cash.

    Distributions from both the Global Equity Fund and the Strategy Fund, whether received in cash or in additional shares, are generally subject to income tax. In general, distributions from either Fund are taxable to the shareholder as either ordinary income or capital gains. Both the Global Equity Fund and Strategy Fund notify their shareholders annually of the source and tax status of all Fund distributions for federal income tax purposes. For more information about the tax implications of investments in the Global Equity Fund and the Strategy Fund, see the Global Equity Fund Prospectus, which accompanies this Prospectus/Proxy Statement, the Strategy Fund Prospectus, the Strategy Fund SAI, and the Statement of Additional Information relating to this Prospectus/Proxy Statement.

                          REASONS FOR THE TRANSACTION

    When the Strategy Fund was launched, the Fund's investment advisor, then known as Mitchell Hutchins Asset Management ("Mitchell Hutchins"), had no affiliation with UBS AG. Approximately eighteen months later, Mitchell Hutchins became part of UBS AG's asset management division and began analyzing UBS's wide-ranging investment management capabilities. At that point in time, the Strategy Fund had assumed a global equity focus (in contrast to its initial emphasis on domestic stocks).

    UBS Global AM (Americas) has a twenty-year track record of managing global equity mandates for institutional clients and devotes substantial resources to this strategy. It has more than 450 investment specialists and 85 global equity analysts located in twelve countries. UBS Global AM (Americas) employs an active, value-style investment strategy in managing the Global Equity Fund by assessing securities throughout the global market through country, industry and company analysis, while also using quantitative risk control techniques. UBS Global AM (Americas) began offering this capability through a mutual fund when the Global Equity Fund was launched in January 1994.

    The Strategy Fund is required by its prospectus to adhere to the stocks included in the GLOBAL 50 HIGHLIGHTED STOCKS list that is based on the analyst research of UBS Warburg LLC, an affiliate of UBS Global AM. The Strategy Fund's investment advisor thus has limited flexibility in making investment decisions, as compared to the active management by UBS Global AM of the Global Equity Fund. Furthermore, the Strategy Fund is considerably less diversified than the Global Equity Fund. Finally, the relative performance of the Global Equity Fund is superior to that of the Strategy Fund for the three-year period ending
December 2, 2002 (the inception date of Strategy Fund), -7.38% vs. -24.74%, respectively, for Class A Shares after reduction for sales charges, and for the one-year period ending November 30, 2002, -10.64% vs. -20.39%, respectively, for Class A Shares after reduction for sales charges.

    UBS Global AM also noted that the assets of the Strategy Fund have declined due to sizeable redemption activity and the Fund's performance. The Transaction would eliminate certain duplicative costs by merging two similar funds sponsored by entities belonging to the UBS Global Asset Management division. The merger of the Strategy Fund and the Global Equity Fund is intended to create a larger fund with a larger asset base, providing certain economies of scale, which benefits shareholders as well as UBS Global AM.

    The Agreement and Plan was presented to the Managed Trust Trustees for their consideration. In conjunction with the presentation of the Agreement and Plan, the Managed Trust Trustees questioned UBS Global AM about the potential benefits and costs of the Transaction to the shareholders of the Strategy Fund. In deciding whether to recommend approval of the Transaction to shareholders of the Strategy Fund, the Managed Trust Trustees considered a number of factors. The Managed Trust Trustees did not assign relative weights to the following factors or deem any one of them to be controlling in and of itself. The factors included:

- The Strategy Fund and the Global Equity Fund have similar investment objectives and both Funds invest primarily in the global equity markets. Thus, if the Transaction is approved, Strategy Fund's shareholders will continue to own shares of a fund with a global focus on equity investments.

- As compared to the Strategy Fund's highly concentrated portfolio, the Global Equity Fund's portfolio is more diversified and less volatile.

- "Best ideas" research funds, such as the Strategy Fund, have generally declined in popularity among investors due to poor performance and critical press attention.

- The Strategy Fund's assets have diminished due to shareholder redemptions and the Fund's performance.

- Strategy Fund performance for the three years since its inception and the one-year period ending November 30, 2002 has been disappointing relative to the performance of the Global Equity Fund.

- The Global Equity Fund's actively managed, global equity strategy may be more appropriate for investors seeking global equity exposure than the Strategy Fund's investment strategy of basing all investment decisions on a list of analyst stock recommendations.

- Strategy Fund shareholders will not pay a sales charge to become shareholders of the Global Equity Fund in connection with the Transaction.

- The Transaction is intended to be a tax-free reorganization for federal income tax purposes and, thus, Strategy Fund shareholders will not be required to pay any federal income tax solely as a result of the exchange of their shares of the Strategy Fund for shares of the Global Equity Fund.

- UBS Global AM will bear 50% of the expenses of the transaction. The Strategy Fund and the Global Equity Fund each will pay its proportionate share of the remaining expenses of the Transaction, based on the Fund's relative net assets.

- Because the proposed Transaction will be effected on the basis of the relative net asset values of the Funds, shareholders of the Strategy Fund will not experience any dilution in the value of their investments as a result of the Transaction.

- If the Transaction is approved by shareholders of the Strategy Fund and the merger of the Funds is consummated, the investment advisory fee for the Global Equity Fund will be permanently reduced from 0.80% to 0.75% of the Fund's average daily net assets, effective July 1, 2003.

- The expense ratios of the Global Equity Fund, taking into account the contractual fee waivers, are lower than the expense ratios of the Strategy Fund. However, if the contractual fee waivers, which expire on June 30, 2003, are not continued for the Global Equity Fund's 2004 fiscal year, the expense ratios of the Global Equity Fund may be higher than the Strategy Fund's current expense ratios even with the reduction of the Global Equity Fund's investment advisory fee.

- UBS Global AM (Americas) is experienced in analyzing and selecting investments in the global equity markets. UBS Global Asset Management has 450 investment specialists and 85 global equity analysts in twelve countries.

- As shareholders of the Global Equity Fund, Strategy Fund shareholders would continue to benefit from the same high-quality fund administration and shareholder services.

- The potential for the combined fund to attract new assets because of the Global Equity Fund's actively managed, value-style investment strategy.

- It may be detrimental for the Strategy Fund to compete for the same investor assets with the Global Equity Fund, each of which is advised and distributed by a subsidiary of UBS AG. The Strategy Fund is advised, and each Fund is distributed, by UBS Global AM. The Global Equity is advised by UBS Global AM (Americas), another subsidiary of UBS AG.

    The Managed Trust Trustees concluded that the Transaction is in the best interests of the shareholders of the Strategy Fund and that no dilution of value would result for the shareholders of the Strategy Fund from the Transaction. The Managed Trust Trustees, including a majority of the Trustees who are not interested persons of the Strategy Fund, then decided to approve the Agreement and Plan and to recommend that shareholders of the Strategy Fund vote to approve the Transaction.

    The UBS Funds Trustees also determined that the Transaction was in the best interests of the Global Equity Fund and its shareholders and that no dilution of value would result to those shareholders.

    FOR THE REASONS DISCUSSED ABOVE, THE MANAGED TRUST BOARD, ON BEHALF OF THE STRATEGY FUND, RECOMMENDS THAT YOU VOTE FOR THE AGREEMENT AND PLAN.

    If the shareholders of the Strategy Fund do not approve the Agreement and Plan, the Transaction will not take place, and the Managed Trust Trustees may consider other possible courses of action, including liquidation and dissolution of the Strategy Fund.

                       INFORMATION ABOUT THE TRANSACTION

    This is only a summary of the Agreement and Plan. You should read the actual Agreement and Plan. It is attached as Exhibit A and incorporated herein by reference.

HOW WILL THE TRANSACTION BE CARRIED OUT?

    If the shareholders of the Strategy Fund approve the Agreement and Plan, the Transaction will take place after various conditions are satisfied by the Managed Trust, on behalf of the Strategy Fund, and by the Trust, on behalf of the Global Equity Fund, including the delivery of certain documents. The Managed Trust and the Trust will agree on the specific date for the actual Transaction to take place (the "Closing").

    If the shareholders of the Strategy Fund approve the Agreement and Plan, the Strategy Fund will deliver to the Global Equity Fund substantially all of its assets, subject to its liabilities, at the Closing. In exchange, the Managed Trust, on behalf of the Strategy Fund, will receive Global Equity Fund Class A Shares, Global Equity Fund Class B Shares, Global Equity Fund Class C Shares and Global Equity Fund Class Y Shares, to be distributed PRO RATA by the Strategy Fund to its shareholders in the corresponding classes, in complete liquidation and dissolution of the Strategy Fund. The value of the assets of the Strategy Fund to be delivered to the Global Equity Fund shall be the value of such net assets computed as of the close of business of the NYSE (normally, 4:00 p.m. Eastern time) on the last business day prior to the Closing (the "Valuation Date").

    The stock transfer books of the Strategy Fund will be permanently closed as of the Valuation Date. The Strategy Fund will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Global Equity Fund.

    To the extent permitted by law, the Managed Trust and the Trust may agree to amend the Agreement and Plan without shareholder approval. They may also agree to terminate and abandon the Transaction at any time before, or to the extent permitted by law, after the approval of shareholders of the Strategy Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

    UBS Global AM will pay 50% of the expenses in connection with the Transaction. The Global Equity Fund and the Strategy Fund will each pay its proportionate share of the remaining 50% of the expenses, based on the Funds' relative net assets.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

    The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions made and representations to be received from the Managed Trust, on behalf of the Strategy Fund, and from the Trust, on behalf of the Global Equity Fund, it is expected that Stradley, Ronon, Stevens & Young, LLP will provide a legal opinion that, for federal income tax purposes, (i) shareholders of the Strategy Fund will not recognize any gain or loss as a result of the exchange of their shares of the Strategy Fund for shares of the Global Equity Fund, and (ii) the Global Equity Fund and its shareholders will not recognize any gain or loss upon receipt of the Strategy Fund's assets.

    You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither the Managed Trust, on behalf of the Strategy Fund, nor the Trust, on behalf of the Global Equity Fund, will seek to obtain a ruling from the IRS regarding the tax consequences of the Transaction. Accordingly, if the IRS sought to challenge the tax treatment of the Transaction and were successful, neither of which is anticipated, the Transaction could be treated, in whole or in part, as a taxable sale of assets by the Strategy Fund, followed by the taxable liquidation of the Strategy Fund.

    You should consult your tax advisor regarding the effect of the Transaction, if any, in light of your individual circumstances. You should also consult your tax advisor about the state and local tax consequences of the Transaction, if any, because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT THE GLOBAL EQUITY FUND SHARES?

    IF THE TRANSACTION IS APPROVED, FULL AND FRACTIONAL SHARES OF THE GLOBAL EQUITY FUND WILL BE ISSUED WITHOUT THE IMPOSITION OF A SALES CHARGE OR OTHER FEE TO SHAREHOLDERS OF THE STRATEGY FUND IN ACCORDANCE WITH THE PROCEDURES DESCRIBED ABOVE. When issued, each share will be duly and validly issued, fully paid, nonassessable and fully transferable. All shares have noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board of Trustees of the Trust. If this happens, holders of the remaining shares voting will not be able to elect any trustees.

    A shareholder of a class of shares of the Global Equity Fund will receive a PRO RATA share of all distributions arising from the Global Equity Fund's assets attributable to the class of shares owned by the shareholder, and upon redeeming shares, will receive the portion of the Global Equity Fund's net assets attributable to the class of shares owned by the shareholder represented by the redeemed shares.

    The shares of the Global Equity Fund will be recorded to each shareholder's account on the books of the Global Equity Fund's transfer agent. The Global Equity Fund does not issue share certificates.

HOW DO SHAREHOLDER RIGHTS AND OBLIGATIONS OF THE FUNDS COMPARE?

    While the Trust and the Managed Trust are separate entities, organized under the laws of different jurisdictions and governed by different organizational documents, shareholders of the Strategy Fund will not experience a material reduction in shareholder rights as a result of the Transaction.

    The Trust is organized as a Delaware statutory trust (formerly known as a Delaware business trust) and governed by an Agreement and Declaration of Trust (the "Trust Agreement"). Under the Trust Agreement, the Trust has an unlimited number of authorized shares of beneficial interest, with each share having a par value of $0.001 per share. The Managed Trust is organized as a Massachusetts business trust and governed by an Amended and Restated Declaration of Trust (the "Declaration of Trust"). Pursuant to the Declaration of Trust, the Managed Trust has an unlimited number of authorized shares of beneficial interest, with each share having a par value of $0.001 per share. The UBS Funds Trustees and the Managed Trust Trustees (together, the "Boards") may, without shareholder approval, divide the authorized shares of the applicable trust into an unlimited number of separate portfolios or series ("series"). The Boards may also, without shareholder approval, divide the series into two or more classes of shares. The Trust currently consists of fifteen series, including the Global Equity Fund. Each series of the Trust, including the Global Equity Fund, offers four classes of shares (designated Class A Shares, Class B Shares, Class C Shares and
Class Y Shares). The Managed Trust currently consists of a single series, the Strategy Fund. The Strategy Fund offers four classes of shares (designated
Class A Shares, Class B Shares, Class C Shares and Class Y Shares). The Trust and each series of the Trust, as well as the Managed Trust and the Strategy Fund, will continue indefinitely until terminated.

    With respect to a series of shares of the Trust and the Managed Trust, shares of the same class have equal dividend, distribution, liquidation and voting rights, and fractional shares have proportionate rights. Each series or class bears its own expenses related to its distribution of shares (and other expenses, such as transfer agency, shareholder service and administration expenses). Generally, shares of the Trust will be voted in the aggregate without differentiation between separate series or classes; provided however, if a matter only affects certain series or classes, then only shares of the affected series or classes shall be voted in the aggregate. Shares of the Managed Trust generally are voted by individual series, except: (i) when required by the 1940 Act to be voted in the aggregate and not by individual series; and (ii) when the Managed Trust Trustees have determined that the matter affects only the interests of one or more classes, then only shares of the affected classes shall be entitled to vote.

    Under the Trust Agreement and the Declaration of Trust, as well as relevant state law, annual meetings of shareholders are not required to be held. Generally, each trust calls shareholder meetings only when specifically required by federal law or by the law of its jurisdiction of organization. Shareholders representing one-tenth (10%) or more of the outstanding shares entitled to vote on a matter may cause each trust to call a shareholder meeting. With respect to the Trust, a shareholder meeting is not required to be called upon the request of shareholders entitled to cast less than a majority of all votes entitled to be cast at such meeting to consider any matter that is substantially the same as a matter voted on at any shareholder meeting held during the preceding twelve months.

    Under Delaware law and the Trust's Trust Agreement, shareholders of the Global Equity Fund are not held personally liable for the obligations of the Trust or the Global Equity Fund. In contrast, Massachusetts law does not include an express provision limiting the personal liability of shareholders of a Massachusetts business trust. Therefore, shareholders of the Strategy Fund could potentially be liable for the obligations of the Managed Trust and the Strategy Fund, despite a provision in the Declaration of Trust that limits shareholder liability.

WHAT ARE THE ASSETS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?

    The following table sets forth, as of June 30, 2002, the assets of the Global Equity Fund and the Strategy Fund, and the estimated capitalization of the Global Equity Fund as adjusted to give effect to the proposed Transaction. The final capitalization of the Global Equity Fund is likely to be different when the Transaction is consummated.

                                                                            GLOBAL EQUITY FUND
                                       GLOBAL EQUITY FUND    STRATEGY FUND       CLASS A
                                            CLASS A             CLASS A     AFTER TRANSACTION
                                          (UNAUDITED)         (UNAUDITED)      (ESTIMATED)*
                                       ------------------    -------------  ------------------
Net assets.........................       $15,173,431        $164,905,856      $180,057,737
Total shares outstanding...........         1,619,776          33,195,090        19,223,609
Net asset value per share..........       $      9.37        $       4.97      $       9.37

                                                                            GLOBAL EQUITY FUND
                                       GLOBAL EQUITY FUND    STRATEGY FUND       CLASS B
                                            CLASS B             CLASS B     AFTER TRANSACTION
                                          (UNAUDITED)         (UNAUDITED)      (ESTIMATED)*
                                       ------------------    -------------  ------------------
Net assets.........................         $417,713         $213,452,960      $213,847,396
Total shares outstanding...........           44,721           43,839,599        22,897,325
Net asset value per share..........         $   9.34         $       4.87      $       9.34

                                                                            GLOBAL EQUITY FUND
                                       GLOBAL EQUITY FUND    STRATEGY FUND       CLASS C
                                            CLASS C             CLASS C     AFTER TRANSACTION
                                          (UNAUDITED)         (UNAUDITED)      (ESTIMATED)*
                                       ------------------    -------------  ------------------
Net assets.........................         $351,347         $144,424,073      $144,760,722
Total shares outstanding...........           37,660           29,659,160        15,518,113
Net asset value per share..........         $   9.33         $       4.87      $       9.33

                                                                            GLOBAL EQUITY FUND
                                       GLOBAL EQUITY FUND    STRATEGY FUND       CLASS Y
                                            CLASS Y             CLASS Y     AFTER TRANSACTION
                                          (UNAUDITED)         (UNAUDITED)      (ESTIMATED)*
                                       ------------------    -------------  ------------------
Net assets.........................       $40,713,734         $3,989,648       $44,702,907
Total shares outstanding...........         4,298,670            797,514         4,719,908
Net asset value per share..........       $      9.47         $     5.00       $      9.47

-------------------

  * The estimated after transaction balances reflect $60,000 of merger costs to be paid by the Funds.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

    This section describes the key investment policies of the Global Equity Fund and the Strategy Fund and certain noteworthy differences between the investment strategies and policies of the Funds. For a more complete description of the Global Equity Fund's investment policies and risks, you should read the Global Equity Fund Prospectus, which accompanies this Prospectus/Proxy Statement.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS?

    INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES. The Global Equity Fund and the Strategy Fund have similar, but not identical, investment objectives. The Global Equity Fund seeks to maximize total return, consisting of capital appreciation and current income. The Strategy Fund's investment objective is to seek long-term capital appreciation. While each Fund seeks capital appreciation in constructing its portfolio, the Global Equity Fund also acquires investments that provide current income in order to maximize total return on its investments. Each Fund's investment objective may not be changed without shareholder approval.

    Unless otherwise stated, each of the investment policies described in this Prospectus/Proxy Statement is a non-fundamental policy. Policies or investment restrictions of a Fund that are deemed to be fundamental may not be changed without the approval of the lesser of: (i) a majority of the outstanding shares of the Fund; or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares of the Fund are represented. Policies or investment restrictions of a Fund that are deemed to be non-fundamental may be changed by the Fund's Board without shareholder approval.

    Each Fund invests a substantial portion of its assets in equity securities of U.S. and foreign companies. Under normal circumstances, the Global Equity Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Under normal circumstances, the Strategy Fund invests substantially all (and at least 80%) of its assets in equity securities by purchasing stocks of issuers that are included on UBS Warburg Global Investment Strategy Group's ("UBS Warburg") GLOBAL 50 HIGHLIGHTED STOCKS list. The GLOBAL 50 HIGHLIGHTED STOCKS list consists primarily of common stocks of relatively large U.S. and foreign companies. Thus, as a result of investing in accordance with the GLOBAL 50 HIGHLIGHTED STOCKS list, the equity holdings of the Strategy Fund consist primarily of large company common stocks of U.S. and foreign issuers. In contrast, the Global Equity Fund, which is not confined to purchasing securities on a pre-existing list, is permitted to invest in a wide range of equity securities of U.S. and foreign companies of any size.

    Although both Funds invest in the equity securities of U.S. and foreign issuers, UBS Global AM (Americas) and UBS Global AM utilize different strategies for analyzing and selecting securities to be purchased by the Funds. Under normal circumstances, UBS Global AM employs a passive management style in managing the Strategy Fund by purchasing only stocks that are included on the GLOBAL 50 HIGHLIGHTED STOCKS list and selling stocks that have been removed from the GLOBAL 50 HIGHLIGHTED STOCKS list. Generally, UBS Global AM seeks to maintain weightings of the Strategy Fund's assets among the stocks on the GLOBAL 50 HIGHLIGHTED STOCKS list in accordance with the percentage allocations assigned to each stock by UBS Warburg. In creating the GLOBAL 50 HIGHLIGHTED STOCKS list, UBS Warburg seeks to identify emerging trends in broad social, economic and political themes-and the companies expected to benefit from such trends-before the trends become well recognized. UBS Warburg attempts to predict industries expected to produce superior returns over the medium term and the leading companies within these industries. Using quantitative methods, UBS Warburg estimates returns for ten broad economic sectors to determine the weight to be given to each sector in producing its list of 50 stocks for the GLOBAL 50 HIGHLIGHTED STOCKS list. Relying on UBS Warburg's analysis, UBS Global AM attempts to duplicate the GLOBAL 50 HIGHLIGHTED STOCKS list in the Strategy Fund's portfolio.

    In contrast to the Strategy Fund, UBS Global AM (Americas) actively manages the Global Equity Fund's portfolio by using a fundamental value approach to select securities. In its fundamental value assessment, UBS Global AM (Americas) seeks to take advantage of anomalies in markets often created by human over-reactions to good and bad news. For each security being considered as an investment for the Global Equity Fund, UBS Global AM (Americas) estimates a fundamental value based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers. The fundamental value estimate for a security is based on the present value of the estimated future cash flows. This fundamental value estimate is then compared to the company's current market price to determine if a valuation anomaly exists. UBS Global AM (Americas) considers a stock for inclusion in the Global Equity Fund's portfolio when the stock's current market price is below the fundamental value estimate for the stock.

    While UBS Global AM generally only purchases the stock of the 50 companies listed on the GLOBAL 50 HIGHLIGHTED STOCKS list for the Strategy Fund's portfolio, UBS Global AM (Americas) maintains a more diversified portfolio for the Global Equity Fund by investing in a larger number of issuers. As of September 30, 2002, the Global Equity Fund held 160 equity securities in its portfolio.

    PRINCIPAL INVESTMENTS. As stated above, under normal market conditions, both Funds seek to achieve their investment objectives by investing primarily in equity securities of U.S. and foreign issuers.

    EQUITY SECURITIES. Each Fund's investments in equity securities may include common stock, preferred stock, securities such as warrants or rights, and sponsored or unsponsored American, European and Global depositary receipts. The Strategy Fund may also invest in convertible debt securities and equity interests in trusts, partnerships, joint ventures or similar enterprises. Consistent with the current income component of its investment objective, the Global Equity Fund is permitted to invest in dividend-paying securities.

    FOREIGN INVESTMENTS. While both Funds are permitted to invest in the equity securities of foreign companies, only the Global Equity Fund has a policy that permits investment in emerging market companies. The Global Equity Fund may invest up to 15% of its total assets in equity securities of issuers in emerging market countries (and securities whose return is derived from issuers located in emerging market countries). The Strategy Fund has no stated policy with regard to investing in emerging market issuers.

    CASH AND CASH EQUIVALENTS. Each Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities, and banks and finance companies, which may be denominated in any currency. Each Fund may also invest a portion of its assets in shares issued by affiliated or unaffiliated money market mutual funds and similar private investment vehicles. In addition, the Strategy Fund may invest in debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. Both Funds may invest in cash equivalents for a variety of reasons, including for liquidity, in anticipation of shareholder redemptions of Fund shares, to reinvest cash collateral from securities lending activities and as part of their normal investment programs. The Strategy Fund may also invest in these instruments when the Fund is unable to purchase sufficient securities on the GLOBAL 50 HIGHLIGHTED STOCKS list due to market restrictions or diversification or illiquid security limitations imposed by the 1940 Act.

    Under normal circumstances, each Fund may invest up to 20% of its assets in cash and cash equivalents. However, in order to protect against adverse market conditions, the Global Equity Fund may take a temporary defensive position by investing up to 100% of its assets in cash or cash equivalents. The Strategy Fund does not have a similar policy with regard to investing for temporary defensive purposes. If the Global Equity Fund invests for defensive purposes, it may be unable to achieve its investment objective.

    DERIVATIVES. Derivative securities are those securities whose values are dependent upon the performance of one or more securities, indices or currencies. Both Funds may engage in the following types of derivative transactions:
(i) options on securities, securities indices and foreign currencies;
(ii) securities index futures contracts, foreign currency futures contracts and interest rate futures contracts; and (iii) options on futures contracts. Both Funds may also engage in forward currency contracts. The Strategy Fund is permitted to enter into swap transactions, while the Global Equity Fund is not permitted to enter into such transactions. Each Fund may use derivatives for a variety of reasons, including as part of its investment strategies and to help manage portfolio risks. Specifically, the Strategy Fund may (but is not required to) use derivatives as part of its principal investment strategy to simulate investment in the stocks in the S&P 500 Composite Stock Index or other stock indices. The Strategy Fund may enter into transactions involving one or more types of derivatives where the full value of the Fund's portfolio is at risk, while the Global Equity Fund is not permitted to engage in derivatives to this extent. Under normal circumstances, however, the Strategy Fund's use of derivatives will place a much smaller portion of the Fund's assets at risk.

    PORTFOLIO TURNOVER. Neither Fund considers portfolio turnover rates when making investment decisions. The portfolio turnover rate for both Funds may exceed 100% and, for the Global Equity Fund, in some years 200%. The Strategy Fund may have a particularly high portfolio turnover rate because UBS Global AM makes additions and deletions to the Fund's portfolio to reflect changes in the GLOBAL 50 HIGHLIGHTED STOCKS list. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.

    OTHER INVESTMENTS. Although not a principal investment for either Fund, both Funds may invest in the securities of other investment companies

    INVESTMENT COMPANY SECURITIES. Both Funds may invest in the securities of other investment companies to the extent permitted by the 1940 Act, and pursuant to any exemptive order obtained from the SEC (such as an order permitting investment in affiliated money market funds, as discussed above). As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that a Fund would bear in connection with its own operations.

    The Global Equity Fund (but not the Strategy Fund) may also invest in securities issued by other registered investment companies advised by UBS Global AM (Americas) pursuant to exemptive relief granted by the SEC. As a result of this exemptive relief, the Global Equity Fund may invest the portion of its assets allocated to emerging markets investments in the UBS Emerging Markets Equity Relationship

Fund, a series of UBS Relationship Funds, which is managed by UBS Global AM (Americas). The Global Equity Fund will invest in the UBS Emerging Markets Equity Relationship Fund only to the extent that UBS Global AM (Americas) determines that such an investment is a more efficient means for the Global Equity Fund to gain exposure to emerging markets investments than by the Fund investing in individual securities. Pursuant to undertakings with the SEC, UBS Global Equity Fund will not be subject to the imposition of double management or administration fees with respect to its investment in the UBS Emerging Markets Relationship Fund.

WHAT ARE THE PRINCIPAL RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?

    The risks of investing in the Funds are substantially similar. Like all investments, investments in the Funds involve risks. There is no assurance that either Fund will meet its investment objective. The achievement of a Fund's investment objective depends upon market conditions generally and on the analytical and portfolio management skills of the Fund's investment advisor. Investments in the Funds are not guaranteed; you may lose money by investing in the Funds. Other principal risks of investing in the Funds are highlighted below.

    MARKET RISK. Each Fund is subject to the risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

    FOREIGN INVESTING AND EMERGING MARKET RISK. Both Funds are subject to the risks associated with foreign investing. The Global Equity Fund, but not the Strategy Fund, is subject to the risks of investing in emerging market countries. Foreign investing subjects a Fund to the risk that the value of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of U.S. issuers. Each of these risks of foreign investing is more severe for securities of issuers in emerging market countries.

    SMALL AND MEDIUM COMPANY RISK. To the extent that the Global Equity Fund invests in small and medium size companies, it is subject to the risks associated with companies having these smaller capitalizations. Investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than securities of large company issuers, making it difficult to sell these securities at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market prices, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

    DERIVATIVES RISK. The value of a Fund's investment in derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative instrument. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them.

    GLOBAL 50 HIGHLIGHTED STOCKS INVESTING RISK. The Strategy Fund is subject to certain risks due to its investment policy of only investing in stocks included in the GLOBAL 50 HIGHLIGHTED STOCKS list. For example, by confining its portfolio to the stocks that are included in the GLOBAL 50 HIGHLIGHTED STOCKS list, the Strategy Fund may hold a relatively small number of stocks that are focused in market sectors that correspond to the investment themes underlying the list. As a result, changes in the market value of a single issuer or market sector could affect the Strategy Fund's performance and net asset value more severely than if the Fund's holdings were more diversified. The Strategy Fund's investment results will not be the same as the price returns reported for the GLOBAL 50 HIGHLIGHTED STOCKS list. Furthermore, UBS Warburg could at any time suspend or terminate publication of the GLOBAL 50 HIGHLIGHTED STOCKS list. The Global Equity Fund is an actively managed Fund with a more diversified portfolio, and is not concentrated in the same way as the Strategy Fund, and therefore, the Global Equity Fund is not subject to these risks.

HOW DO THE INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

    The Global Equity Fund and the Strategy Fund are subject to similar, but not identical, fundamental investment restrictions regarding diversification, lending and underwriting. The differences in these specific investment restrictions, and in the Funds' other investment restrictions, are discussed below.

    While the Funds are subject to substantially identical fundamental investment limitations regarding diversification, the Strategy Fund's limitation is subject to an interpretation (which is not a part of the fundamental restriction) that mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company. The Global Equity Fund's restriction obviously is not subject to a similar interpretation.

    The Funds have comparable investment restrictions relating to lending. Both Funds will not make loans, although each Fund is permitted to lend its portfolio securities and to enter into repurchase agreements (which may be deemed to be loans). Also, certain instruments (such as debt securities, loan participations, and interests therein) are explicitly excluded from the Funds' lending restrictions. In this regard, the Strategy Fund's restriction explicitly excludes from the investment limitation a greater array of debt securities and money market instruments (including investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances and similar instruments) than the Global Equity Fund's restriction. In addition, the Strategy Fund's restriction is subject to an interpretation (which is not a part of the restriction) that the Fund's investments in master notes, funding agreements and similar instruments will not be considered to be the making of a loan. The Global Equity Fund's restriction is not subject to a similar interpretation.

    The Funds are subject to substantively similar investment restrictions relating to underwriting securities. The Global Equity Fund's limitation provides that the Fund will not act as an underwriter, except to the extent that the Fund may be deemed to be an underwriter when selling its own shares. The Strategy Fund's restriction provides that the Fund will not engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with the Fund's disposition of portfolio securities.

    The Funds have differing fundamental investment restrictions with respect to borrowing. The Global Equity Fund may not borrow money in excess of 33 1/3% of the value of its assets, while the Strategy Fund may not borrow money in excess of 33 1/3% of the Fund's total assets (including the amount of any senior securities that have been issued but reduced by any liabilities not constituting senior securities) at the time of borrowing. Furthermore, the Strategy Fund is authorized to borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. While the Global Equity Fund may also borrow additional amounts as a temporary measure for extraordinary or emergency purposes, the Fund is not subject to an explicit percentage limitation on the amount of Fund assets that it may borrow for these purposes. Finally, the Strategy Fund is subject to a non-fundamental investment restriction that prohibits the Fund from purchasing portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding. The Global Equity Fund is not subject to a comparable investment restriction.

    The Funds have different limitations regarding short sales. The Global Equity Fund's limitation, unlike the Strategy Fund's restriction, is fundamental. The Global Equity Fund is permitted, under its investment limitation, to make short sales of securities in an amount up to 10% of the Fund's net assets, to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof. The Strategy Fund's non-fundamental investment restriction limits the Fund to selling securities short "against the box" and to maintaining short positions in connection with the Fund's use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    There are notable differences in the Funds' fundamental investment restrictions relating to concentration. The Global Equity Fund is subject to a restriction that provides that the Fund will not invest more than 25% of its net assets in securities of issuers in the same industry, whereas the Strategy Fund is subject to a fundamental investment limitation of not investing 25% or more of its total assets in issuers in a particular industry. The Strategy Fund's investment limitation differs from the Global Equity Fund's limitation in two other respects. First, municipal securities are explicitly excluded from the application of the Strategy Fund's 25% limitation, while municipal securities are not excluded from the Global Equity Fund's limitation. Second, the Strategy Fund's investment restriction contains an exclusion that provides that the Fund will invest 25% or more of its total assets in securities of issuers in the same industry if necessary to replicate the composition of the GLOBAL 50 HIGHLIGHTED STOCKS list. The Global Equity Fund's limitation obviously does not include a similar exception.

    While both Funds are subject to a fundamental investment limitation that provides that neither Fund will purchase or sell real estate, the Strategy Fund has more flexibility under its investment restriction. The Global Equity Fund is permitted to purchase and sell securities of real estate investment trusts ("REITs") under its limitation. The Strategy Fund, however, may purchase and sell not only securities of REITs, but also securities of other issuers that invest in real estate. The Strategy Fund may also, under its limitation, make investments in mortgage-backed securities, mortgage participations and other instruments supported by interests in real estate. In addition, the Strategy Fund may exercise its rights under agreements relating to real estate-related securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until the real estate can be liquidated in an orderly manner.

    The Funds' limitations on investing in commodities are similar, but not identical. The Global Equity Fund may not purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts. The Strategy Fund may not purchase or sell physical commodities unless they are acquired as a result of owning securities or other instruments, but the Strategy Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    The Funds are subject to different limitations relating to issuing senior securities. The Global Equity Fund is prohibited from issuing senior securities to its presently authorized shares of beneficial interest, except that the Fund is not prohibited from (a) making any permitted borrowings, loans or pledges;
(b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions; or (c) making short sales, as described above. The Strategy Fund, by contrast, is permitted to issue senior securities as provided in the 1940 Act, in an amount up to 33 1/3% of the Fund's total assets (including the amount of any senior securities that have been issued but reduced by any liabilities not constituting senior securities).

    The Strategy Fund is subject to a non-fundamental investment restriction prohibiting the Fund from purchasing securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions, and other financial contracts and derivative instruments. The Global Equity Fund does not have a stated investment restriction relating to purchasing securities on margin.

    The Strategy Fund is subject to a non-fundamental investment limitation that provides that the Fund will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act, and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger. The Global Equity Fund is not subject to an explicit investment restriction relating to investing in securities of other investment companies.

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE AGREEMENT AND PLAN?

    The presence, in person or by proxy, of a majority of the shares of the Strategy Fund entitled to vote at the Meeting, shall constitute a quorum for the transaction of business at the Meeting. Provided that a quorum is present, the approval of the Agreement and Plan requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Strategy Fund; or (ii) 67% or more of the voting securities of the Strategy Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the Strategy Fund held on the Record Date. If sufficient votes to approve the proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of shares of the Strategy Fund voted at the Meeting present in person or by proxy (whether or not sufficient to constitute quorum) may adjourn the Meeting.

    Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will not be treated as votes cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved or counted for purposes of approving an adjournment.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

    You may attend the Meeting and vote in person. You may also vote by completing and signing the attached proxy card and mailing it in the enclosed postage paid envelope. A proxy card is, in essence, a ballot. IF YOU SIMPLY SIGN AND DATE THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN AND IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT UPON ANY UNEXPECTED MATTERS THAT COME BEFORE THE MEETING OR ANY ADJOURNMENT OF THE MEETING. You may also vote your shares by telephone or via the Internet. To vote in this manner, please see the instructions on the attached proxy card.

CAN I REVOKE MY PROXY?

    You may revoke your proxy at any time before it is voted by sending a written notice to the Strategy Fund expressly revoking your proxy, by signing and forwarding to the Strategy Fund a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

    The Managed Trust Board does not intend to bring any matters before the Meeting other than the Transaction described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

    Only shareholders of record of the Strategy Fund at the close of business on the Record Date will be entitled to vote at the meeting. The number of shares of the Strategy Fund and each of its four classes outstanding as of the Record Date is listed below:

                      SHARES OUTSTANDING
                      ------------------
Strategy Fund.....................................  87,626,511
Strategy Fund Class A Shares......................  36,229,345
Strategy Fund Class B Shares......................  26,653,163
Strategy Fund Class C Shares......................  24,078,024
Strategy Fund Class Y Shares......................     665,979

WHAT OTHER SOLICITATIONS WILL BE MADE?

    The Strategy Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Broker-dealer firms, custodians, nominees and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Managed Trust and UBS Global AM, without additional or special compensation, may conduct additional solicitations by telephone and via the Internet. The Managed Trust has engaged Georgeson Shareholder Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, which is expected to cost approximately $81,000. The costs of such solicitations, and any additional solicitations of any adjourned session, will be borne 50% by UBS Global AM and 50% by the Funds. The costs to be borne by the Funds will be split between the Funds, with each Fund paying its proportionate share based on the Funds' relative net assets.

                    INFORMATION ABOUT THE GLOBAL EQUITY FUND

    Information about the Global Equity Fund is included in Exhibit B, the Global Equity Fund Prospectus, and Exhibit C, the Global Equity Fund Annual Report, which are attached to and considered a part of this Prospectus/Proxy Statement. Additional information about the Global Equity Fund is also contained in the Statement of Additional Information, dated January 19, 2003, relating to this Prospectus/ Proxy Statement, which is incorporated by reference herein. You may request a free copy of this Statement of Additional Information, which has been filed with the SEC, by calling 1-800-647-1568 or by writing to the Global Equity Fund at 51 West 52nd Street, New York, New York 10019-6114.

    This Prospectus/Proxy Statement, which constitutes a part of a Registration Statement filed by the Trust with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Global Equity Fund and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

                      INFORMATION ABOUT THE STRATEGY FUND

    Information about the Strategy Fund is included in the Strategy Fund Prospectus, the Strategy Fund Annual Report, the Strategy Fund SAI, and the Statement of Additional Information, dated January 19, 2003, relating to this Prospectus/Proxy Statement, each of which is incorporated by reference herein. You may request free copies of these documents, which have been filed with the SEC, by calling 1-800-647-1568 or by writing to the Strategy Fund at 51 West 52nd Street, New York, New York 10019-6114.

                          INFORMATION ABOUT EACH FUND

    The Funds file proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC at Room 1200, 450 Fifth Street N.W., Washington, DC 20549. Also, copies of such materials can be obtained from the Public Reference Branch of the SEC, 450 Fifth Street N.W., Washington, DC 20549, at prescribed rates or from the SEC's Internet site at http://www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

                          PRINCIPAL HOLDERS OF SHARES

    On the Record Date, the officers and trustees of the Managed Trust, as a group, owned less than 1% of the outstanding voting shares of any class of the Strategy Fund.

    To the best knowledge of the Strategy Fund, as of the Record Date, no person, except as set forth in the table below, owned of record or beneficially 5% or more of the outstanding shares of any class of the Strategy Fund:

CLASS                  NAME AND ADDRESS OF ACCOUNT                SHARE AMOUNT  PERCENTAGE OF CLASS
-----                  ---------------------------                ------------  -------------------
Class Y  Prudential Securities, Inc.                                  200,000              30.03
         FBO Mr. Karl G. Mangold/Mrs. Janet L. Mangold-
         Community Property
         P .O. Box 70, Diablo, CA 94528-0070
Class Y  UBS PaineWebber, Inc.                                         48,041               7.21
         for the Benefit of Morgan Fuel and Heating Co., Inc.-
         Account B
         P. O. Box 1640
         Wappingers Falls, NY 12590-8640

    On the Record Date, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of any class of the Global Equity Fund.

    To the best knowledge of the Global Equity Fund, as of the Record Date, no person, except as set forth in the table below, owned of record or beneficially 5% or more of the outstanding voting shares of any class of the Global Equity
Fund:

CLASS            NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT  PERCENTAGE OF CLASS
-----            ---------------------------         ------------  -------------------
Class A    UBS PaineWebber, Inc. for the Benefit of      416,341              24.90
           Jeffrey J. Diermeier and
           Julia M. Diermeier, JT/WROS
           109 S. County Line Road
           Hinsdale, IL 60521-4722
Class A    Fox & Co.                                     111,757               6.70
           P. O. Box 976
           New York, NY 10268-0976
Class B    UBS PaineWebber Inc., for the Benefit of       14,247              12.78
           Scott W. Jones-T.O.D.
           Scott W. Jones Family Trust-Beneficiary
           1125 W. Schubert
           Chicago, IL 60614-1308

CLASS            NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT  PERCENTAGE OF CLASS
-----            ---------------------------         ------------  -------------------
Class B    UBS PaineWebber, Inc. for the Benefit of       10,761               9.65
           William H. Perks, Jr.
           27 Fairway Lane
           Horseheads, NY 14845-9337
Class B    First Clearing Corporation                      8,988               8.06
           a/c 3623-6009
           Anthony Garcia and Debbie Garcia
           and Edwina Woods, Trustees
           5300 Canyon Bluff Trail, N. E.
           Albuquerque, NM 87111-8241
Class B    UBS PaineWebber, Inc. for the Benefit of        6,342               5.69
           PaineWebber Cust.
           Philip N. Jones
           PW Rollover IRA
           868 Pembridge Drive
           Lake Forest, IL 60045-4200
Class C    UBS PaineWebber, Inc. for the Benefit of       44,684              34.69
           Maurice Zabarsky and Sidney
           Zabar, Trustees under UA
           99 Pond Avenue
           Apt. 711
           Brookline, MA 02445-7118
Class C    UBS PaineWebber, Inc. for the Benefit of       23,461              18.21
           Marian M. Johnston
           14 Chadwick Square
           Vienna, WV 26105-3046
Class Y    State Street Bank and Trust Company,        1,293,066              25.35
           Trustee
           The UBS Savings and Investment Plan
           105 Rosemont Road
           Westwood, MA 02090-2318
Class Y    Wilmington Trust Co., Trustee               1,132,873              22.21
           Brinson Partners, Inc. Supp
           Inc Comp Pl UA 2/20/97 a/c 41838-4
           c/o Mutual Funds
           P. O. Box 8880
           Wilmington, DE 19899-8880

CLASS            NAME AND ADDRESS OF ACCOUNT         SHARE AMOUNT  PERCENTAGE OF CLASS
-----            ---------------------------         ------------  -------------------
Class Y    IMS & Co.                                     928,784              18.13
           for the Exclusive Benefit of
           Customers FBO Various Customers
           P. O. Box 3865
           Englewood, CO 80155-3865
Class Y    Charles Schwab & Co., Inc.                    587,656              11.52
           Attention: Mutual Funds
           101 Montgomery Street
           San Francisco, CA 94104-4122

                     EXHIBITS TO PROSPECTUS/PROXY STATEMENT

EXHIBIT

A Form of Agreement and Plan of Reorganization between the UBS Managed Investments Trust (on behalf of the UBS Strategy Fund) and The UBS Funds (on behalf of the UBS Global Equity Fund)

B   Prospectus of the UBS Global Equity Fund, dated September 30, 2002

C Annual Report to Shareholders of the UBS Global Equity Fund, for the fiscal year ended June 30, 2002

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    AGREEMENT AND PLAN OF REORGANIZATION, made as of this 12th day of November, 2002, by and between The UBS Funds (the "Trust"), a statutory trust (formerly known as a business trust) created under the laws of the State of Delaware, with its principal place of business at One North Wacker Drive, Chicago, Illinois 60606, on behalf of its series, the UBS Global Equity Fund (the "Global Equity Fund"), and UBS Managed Investments Trust (the "Managed Trust"), a business trust created under the laws of The Commonwealth of Massachusetts, with its principal place of business at 51 West 52nd Street, New York, New York 10019-6114, on behalf of its series, the UBS Strategy Fund (the "Strategy Fund").

                             PLAN OF REORGANIZATION

    The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of: (i) the acquisition by the Trust, on behalf of the Global Equity Fund, of substantially all of the property, assets and goodwill of the Strategy Fund, in exchange solely for shares of beneficial interest, $0.001 par value, of (a) UBS Global Equity Fund-Class A shares ("Global Equity Fund
Class A Shares"), (b) UBS Global Equity Fund-Class B shares ("Global Equity Fund Class B Shares"), (c) UBS Global Equity Fund-Class C shares ("Global Equity Fund Class C Shares"), and (d) UBS Global Equity Fund-Class Y shares ("Global Equity Fund Class Y Shares"), and the assumption by the Trust, on behalf of the Global Equity Fund, of all of the liabilities of the Strategy Fund; (ii) the distribution of (a) Global Equity Fund Class A Shares to the shareholders of Class A shares of the Strategy Fund ("Strategy Fund Class A Shares"),
(b) Global Equity Fund Class B Shares to the shareholders of Class B shares of the Strategy Fund ("Strategy Fund Class B Shares"), (c) Global Equity Fund
Class C Shares to the shareholders of Class C shares of the Strategy Fund ("Strategy Fund Class C Shares"), and (d) Global Equity Fund Class Y Shares to the shareholders of Class Y shares of the Strategy Fund ("Strategy Fund Class Y Shares"), according to their respective interests in complete liquidation of the Strategy Fund; and (iii) the dissolution of the Strategy Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement and Plan of Reorganization ("Agreement") hereinafter set forth.

                                   AGREEMENT

    In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. SALE AND TRANSFER OF ASSETS AND LIABILITIES, LIQUIDATION AND DISSOLUTION OF THE STRATEGY FUND

    (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of the delivery by the Trust of the number of its shares of beneficial interest of the Global Equity Fund hereinafter provided, the Managed Trust, on behalf of the Strategy Fund, agrees that it will sell, convey, transfer and deliver to the Trust, on behalf of the Global Equity Fund, at the Closing provided for in Section 3, all of the liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise ("Liabilities") and the assets of the Strategy Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. ("NYSE")) ("Close of Business") on the valuation date (as defined in Section 3 hereof, hereinafter called the "Valuation Date"), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), with respect to privately placed or otherwise restricted securities that the Strategy Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Strategy Fund's costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the Strategy Fund as liability reserves, (2) to discharge all of the Strategy Fund's Liabilities on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent liabilities as the trustees of the Managed Trust shall reasonably deem to exist against the Strategy Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the Strategy Fund (hereinafter "Net Assets"). The Managed Trust, on behalf of the Strategy Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The Managed Trust agrees to use commercially reasonable efforts to identify all of the Strategy Fund's Liabilities prior to the Valuation Date and to discharge all such known Liabilities on or prior to the Valuation Date.

    (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Managed Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Trust agrees at the Closing to assume the Liabilities, on behalf of the Global Equity Fund, and to deliver to the Strategy Fund: (i) the number of Global Equity Fund Class A Shares, determined by dividing the net asset value per share of Global Equity Fund Class A Shares as of the Close of Business on the Valuation Date by the net asset value per share of Strategy Fund Class A Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of the Strategy Fund Class A Shares as of Close of Business on the Valuation Date; (ii) the number of Global Equity Fund Class B Shares, determined by dividing the net asset value per share of Global Equity Fund
Class B Shares as of Close of Business on the Valuation Date by the net asset value per share of Strategy Fund Class B Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of Strategy Fund Class B Shares as of Close of Business on the Valuation Date;
(iii) the number of Global Equity Fund Class C Shares, determined by dividing the net asset value per share of Global Equity Fund Class C Shares as of Close of Business on the Valuation Date by the net asset value per share of Strategy Fund Class C Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of Strategy Fund Class C Shares as of Close of Business on the Valuation Date; and (iv) the number of Global Equity Fund Class Y Shares, determined by dividing the net asset value per share of Global Equity Fund Class Y Shares as of Close of Business on the Valuation Date by the net asset value per share of Strategy Fund Class Y Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of Strategy Fund Class Y Shares as of Close of Business on the Valuation Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

    (c) As soon as practicable following the Closing, the Strategy Fund shall dissolve and distribute pro rata to its shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Global Equity Fund received by the Strategy Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Global Equity Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the Strategy Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Global Equity Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the Global Equity Fund will be issued to shareholders of the Strategy Fund.

    (d) At the Closing, each shareholder of record of the Strategy Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to
Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Strategy Fund that such person had on such Distribution Record Date.

2. VALUATION

    (a) The value of the Strategy Fund's Net Assets to be acquired by the Global Equity Fund hereunder shall be computed as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Strategy Fund's currently effective prospectus and statement of additional information.

    (b) The net asset value of a share of beneficial interest of the Global Equity Fund Class A Shares, the Global Equity Fund Class B Shares, the Global Equity Fund Class C Shares and the Global Equity Fund Class Y Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures set forth in the Global Equity Fund's currently effective prospectus and statement of additional information.

    (c) The net asset value of a share of beneficial interest of the Strategy Fund Class A Shares, Strategy Fund Class B Shares, Strategy Fund Class C Shares, and Strategy Fund Class Y Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Strategy Fund's currently effective prospectus and statement of additional information.

3. CLOSING AND VALUATION DATE

    The Valuation Date shall be March 17, 2002, or such later date as mutually agreed to in writing by the Trust and Managed Trust. The Closing shall take place at the principal office of UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, at approximately 10:00 a.m. Eastern time on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date
(a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust or Managed Trust, accurate appraisal of the value of the net assets of the Strategy Fund or the Global Equity Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Strategy Fund and the Global Equity Fund is practicable in the judgment of the Trust and Managed Trust. The Managed Trust shall have provided for delivery as of the Closing of those Net Assets of the Strategy Fund to be transferred to the Global Equity Fund's custodian, J. P. Morgan Chase Bank,

270 Park Avenue, New York, New York 10017. Also, the Managed Trust shall deliver at the Closing a list of names and addresses of the shareholders of record of Strategy Fund Class A Shares, Strategy Fund Class B Shares, Strategy Fund
Class C Shares and Strategy Fund Class Y Shares, and the number of shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice President to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the shares of the Global Equity Fund to be delivered at the Closing to said transfer agent registered in such manner as the Managed Trust may request, or provide evidence satisfactory to the Managed Trust that such shares of beneficial interest of the Global Equity Fund have been registered in an open account on the books of the Global Equity Fund in such manner as the Managed Trust may request.

4. REPRESENTATIONS AND WARRANTIES BY THE MANAGED TRUST

    The Managed Trust represents and warrants to the Trust that:

    (a) The Managed Trust is a business trust created under the laws of The Commonwealth of Massachusetts on November 21, 1986, and is validly existing and in good standing under the laws of that Commonwealth. The Managed Trust, of which the Strategy Fund is a diversified separate series, is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

    (b) The Managed Trust is authorized to issue an unlimited number of shares of beneficial interest of the Strategy Fund, $0.001 par value. Each outstanding share of the Strategy Fund is duly and validly issued, fully paid, non-assessable and has full voting rights and, except for any such shares sold pursuant to the private offering exemption for purposes of raising the required initial capital, is fully transferable.

    (c) The financial statements appearing in the Strategy Fund Annual Report to Shareholders for the fiscal year ended September 30, 2001, audited by Ernst & Young LLP, and the unaudited financial statements appearing in the Strategy Fund Semi-Annual Report to Shareholders for the six-month period ended March 31, 2002, copies of which have been delivered to the Trust, fairly present the financial position of the Strategy Fund as of the dates indicated, and the results of its operations for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. When available, a copy of the financial statements appearing in the Strategy Fund Annual Report to Shareholders for the fiscal year ended September 30, 2002, audited by Ernst & Young LLP, will be delivered to the Trust, which will fairly present the financial position of the Strategy Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (d) The books and records of the Strategy Fund made available to the Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Strategy Fund.

    (e) The statement of assets and liabilities to be furnished by the Managed Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Global Equity Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Strategy Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

    (f) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

    (g) The Managed Trust has the necessary power and authority to conduct its business and the business of the Strategy Fund as such businesses are now being conducted.

    (h) The Managed Trust is not a party to or obligated under any provision of its Amended and Restated Declaration of Trust, Restated By-laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement and Plan of Reorganization.

    (i) The Managed Trust has full power and authority to enter into and perform its obligations under this Agreement, subject to approval of the Plan of Reorganization by the Strategy Fund's shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been duly and validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles.

    (j) Neither the Managed Trust nor the Strategy Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of
Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

    (k) The Managed Trust does not have any unamortized or unpaid organizational fees or expenses that are allocable to the Strategy Fund.

    (l) The Strategy Fund has since its inception satisfied, will at the Closing satisfy, and consummation of the transactions contemplated by this Agreement will not cause it to fail to satisfy, for any period, the requirements of Subchapter M of the Code relating to qualification as a regulated investment company.

    (m) The Managed Trust, or its agents, (i) holds a valid tax identification number certification form for each Strategy Fund shareholder of record, which form can be associated with reportable payments made by the Strategy Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by
Section 3406 of the Code.

5. REPRESENTATIONS AND WARRANTIES BY THE TRUST

    The Trust represents and warrants to the Managed Trust that:

    (a) The Trust is a statutory trust (formerly known as a business trust) and was created under the laws of the State of Delaware on August 13, 1993, and is validly existing and in good standing under the laws of that State. The Trust, of which the Global Equity Fund is a diversified separate series of shares, is duly registered under the 1940 Act, as an open-end management investment company, such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

    (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value, of the Global Equity Fund. Each outstanding share of the Global Equity Fund is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising the required initial capital, is fully transferable. The shares of beneficial interest of the Global Equity Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be duly and validly issued and fully paid and non-assessable, fully transferable and have full voting rights.

    (c) At the Closing, each class of shares of beneficial interest of the Global Equity Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of the Strategy Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

    (d) The statement of assets and liabilities of the Global Equity Fund to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Global Equity Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the Global Equity Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

    (e) At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever, except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

    (f) The Trust has the necessary power and authority to conduct its business and the business of the Global Equity Fund as such businesses are now being conducted.

    (g) The Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

    (h) The Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly and validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject in all respects to the effects of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

    (i) Neither the Trust nor the Global Equity Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

    (j) The books and records of the Global Equity Fund made available to the Managed Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Global Equity Fund.

    (k) The Global Equity Fund has since its inception satisfied, will at the Closing satisfy, and consummation of the transactions contemplated by this Agreement will not cause it to fail to satisfy, for any period, the requirements of Subchapter M of the Code relating to qualification as a regulated investment company.

6. REPRESENTATIONS AND WARRANTIES BY THE MANAGED TRUST AND THE TRUST

    The Managed Trust and the Trust each represents and warrants to the other that:

    (a) There are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with, or to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

    (b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

    (c) It has duly and timely filed, on behalf of the Strategy Fund or the Global Equity Fund, as appropriate, all Tax (as defined below) returns and reports (including information returns), which are required to be filed by such Strategy Fund or Global Equity Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by such Strategy Fund or Global Equity Fund. On behalf of the Strategy Fund or the Global Equity Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of the Strategy Fund or Global Equity Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Strategy Fund or Global Equity Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by it, on behalf of the Strategy Fund or Global Equity Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Agreement, "Tax" or "Taxes" means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Strategy Fund or Global Equity Fund, as appropriate.

    (d) All information provided to the Managed Trust by the Trust, and by the Managed Trust to the Trust, for inclusion in, or transmittal with, the Prospectus/Proxy Statement with respect to this Agreement pursuant to which approval of the Strategy Fund shareholders will be sought, shall not contain an untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

    (e) Except in the case of the Managed Trust with respect to the approval of the Strategy Fund's shareholders of the Agreement, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, or state securities laws or Delaware statutory trust or Massachusetts business trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7. COVENANTS OF THE MANAGED TRUST

    (a) The Managed Trust covenants to operate the business of the Strategy Fund as presently conducted between the date hereof and the Closing.

    (b) The Managed Trust undertakes that the Strategy Fund will not acquire the shares of beneficial interest of the Global Equity Fund for the purpose of making distributions thereof other than to the Strategy Fund's shareholders.

    (c) The Managed Trust covenants that by the Closing, all of the Strategy Fund's federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

    (d) The Managed Trust will at the Closing provide the Trust with a copy of the shareholder ledger accounts, including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Managed Trust with respect to each shareholder, for all shareholders of record of the Strategy Fund shares as of the Close of Business on the Valuation Date, who are to become shareholders of the Global Equity Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice President to the best of their knowledge and belief.

    (e) The Managed Trust agrees to mail to each shareholder of record of the Strategy Fund entitled to vote at the meeting of shareholders at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

    (f) The Managed Trust shall supply to the Trust, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.

8. COVENANTS OF THE TRUST

    (a) The Trust covenants that the shares of beneficial interest of the Global Equity Fund to be issued and delivered to the Strategy Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, and fully paid and non-assessable, and no shareholder of the Global Equity Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

    (b) The Trust covenants to operate the business of the Global Equity Fund as presently conducted between the date hereof and the Closing.

    (c) The Trust covenants that by the Closing, all of the Global Equity Fund's federal and other tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

    (d) The Trust shall supply to the Managed Trust, at the Closing, the statement of assets and liabilities described in Section 5(d) of this Agreement in conformity with the requirements described in such Section.

    (e) The Trust will file with the United States Securities and Exchange Commission (the "Commission") a Registration Statement on Form N-14 under the 1933 Act ("Registration Statement"), relating to the shares of beneficial interest of the Global Equity Fund issuable hereunder, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Strategy Fund's shareholders' meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9. CONDITIONS PRECEDENT TO BE FULFILLED BY THE MANAGED TRUST AND THE TRUST

    The obligations of the Managed Trust and the Trust to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

    (a) That (i) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President or Vice President and by the Secretary or equivalent officer to the foregoing effect.

    (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Trustees, certified by the Secretary or equivalent officer.

    (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

    (d) That this Agreement and the Plan of Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the Strategy Fund at an annual or special meeting or any adjournment thereof.

    (e) That the Strategy Fund shall have declared a distribution or distributions prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders
(i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

    (f) That prior to or at the Closing, the Managed Trust and the Trust shall receive an opinion from Stradley, Ronon, Stevens & Young, LLP ("Stradley Ronon") to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Delaware and The Commonwealth of Massachusetts, and in accordance with customary representations provided by the Managed Trust and the Trust in certificates delivered to Stradley Ronon:

        (1) The acquisition by the Global Equity Fund of substantially all of the assets and the assumption of the liabilities of the Strategy Fund in exchange solely for the Global Equity Fund shares to be issued pursuant to Section 1 hereof, followed by the distribution by the Strategy Fund to its shareholders of the Global Equity Fund shares in complete liquidation of the Strategy Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Global Equity Fund and the Strategy Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

        (2) No gain or loss will be recognized by the Strategy Fund upon the transfer of substantially all of its assets to and the assumption of the liabilities by the Global Equity Fund in exchange solely for the voting shares of the Global Equity Fund (to be issued in accordance with Section 1 hereof) under Section 361(a) and Section 357(a) of the Code;

        (3) No gain or loss will be recognized by the Global Equity Fund upon the receipt by it of substantially all of the assets and the assumption of the liabilities of the Strategy Fund in exchange solely for the voting shares of the Global Equity Fund (to be issued in accordance with Section 1 hereof) under Section 1032(a) of the Code;

        (4) No gain or loss will be recognized by the Strategy Fund upon the distribution of the Global Equity Fund shares to the Strategy Fund shareholders in accordance with Section 1 hereof in liquidation of the Strategy Fund under Section 361(c)(1) of the Code;

        (5) The basis of the assets of the Strategy Fund received by the Global Equity Fund will be the same as the basis of such assets to the Strategy Fund immediately prior to the exchange under Section 362(b) of the Code;

        (6) The holding period of the assets of the Strategy Fund received by the Global Equity Fund will include the period during which such assets were held by the Strategy Fund under Section 1223(2) of the Code;

        (7) No gain or loss will be recognized by the shareholders of the Strategy Fund upon the exchange of their shares in the Strategy Fund for the voting shares (including fractional shares to which they may be entitled) of the Global Equity Fund (to be issued in accordance with
        Section 1 hereof) under Section 354(a) of the Code;

        (8) The basis of the Global Equity Fund shares received by the Strategy Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the shares of the Strategy Fund exchanged therefor under
        Section 358(a)(1) of the Code;

        (9) The holding period of the Global Equity Fund shares received by the Strategy Fund's shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the Strategy Fund's shares surrendered in exchange therefor, provided that the Strategy Fund shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code; and

        (10) The Global Equity Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury (the "Treasury Regulations")) the items of the Strategy Fund described in
        Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

    (g) That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from Dechert, counsel to the Managed Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles:

        (1) The Managed Trust was created as a business trust under the laws of The Commonwealth of Massachusetts on November 21, 1986, and is validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

        (2) The Managed Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value, of the Managed Trust and of the Strategy Fund. Assuming that the initial shares of beneficial interest of the Strategy Fund were issued in accordance with the 1940 Act, and the Amended and Restated Declaration of Trust and Restated By-laws of the Managed Trust, and that all other such outstanding shares of the Strategy Fund were sold, issued and paid for in accordance with the terms of the Strategy Fund prospectus in effect at the time of such sales, each such outstanding share is duly and validly issued, fully paid, non-assessable, and except for any shares sold pursuant to the private offering exemption for purposes of raising the required initial capital, is fully transferable and has full voting rights;

        (3) The Managed Trust is an open-end management investment company registered as such under the 1940 Act;

        (4) Except as disclosed in the Strategy Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Managed Trust, the unfavorable outcome of which would materially and adversely affect the Managed Trust or the Strategy Fund;

        (5) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Managed Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Massachusetts laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

        (6) Neither the execution, delivery nor performance of this Agreement by the Managed Trust violates any provision of its Amended and Restated Declaration of Trust, its Restated By-laws, or the provisions of any agreement or other instrument, known to such counsel to which the Managed Trust is a party or by which the Managed Trust is otherwise bound; and

        (7) This Agreement has been duly and validly authorized, executed and delivered by the Managed Trust and represents the legal, valid and binding obligation of the Managed Trust and is enforceable against the Managed Trust in accordance with its terms.

    In giving the opinions set forth above, Dechert may state that it is relying on certificates of the officers of the Managed Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Managed Trust.

    (h) That the Managed Trust shall have received an opinion in form and substance reasonably satisfactory to it from Stradley Ronon, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles:

        (1) The Trust is a statutory trust (formerly known as a business trust) and was created under the laws of the State of Delaware on August 13, 1993, and is validly existing and in good standing under the laws of the State of Delaware;

        (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value. Assuming that the initial shares of beneficial interest of the Global Equity Fund were issued in accordance with the 1940 Act and the Trust's Agreement and Declaration of Trust and By-laws, and that all other such outstanding shares of the Global Equity Fund were sold, issued and paid for in accordance with the terms of the Global Equity Fund's prospectus in effect at the time of such sales, each such outstanding share is duly and validly issued, fully paid, non-assessable, freely transferable and has full voting rights;

        (3) The Trust is an open-end management investment company registered as such under the 1940 Act;

        (4) Except as disclosed in the Global Equity Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust or the Global Equity Fund;

        (5) The shares of beneficial interest of the Global Equity Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been duly and validly issued and fully paid and will be non-assessable by the Trust or the Global Equity Fund, and to such counsel's knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

        (6) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws);

        (7) Neither the execution, delivery nor performance of this Agreement by the Trust violates any provision of its Agreement and Declaration of Trust, its By-laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound; and

        (8) This Agreement has been duly and validly authorized, executed and delivered by the Trust and represents the legal, valid and binding obligation of the Trust and is enforceable against the Trust in accordance with its terms.

    In giving the opinions set forth above, Stradley Ronon may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

    (i) That the Trust's Registration Statement with respect to the shares of beneficial interest of the Global Equity Fund to be delivered to the Strategy Fund's shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

    (j) That the shares of beneficial interest of the Global Equity Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Strategy Fund shareholder.

    (k) That at the Closing, the Managed Trust, on behalf of the Strategy Fund, transfers to the Global Equity Fund aggregate Net Assets of the Strategy Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Strategy Fund at the Close of Business on the Valuation Date.

10. BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS

    (a) The Managed Trust and the Trust each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transaction provided for herein.

    (b) The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne 50% by UBS Global Asset Management (US) Inc. The remaining 50% of the expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne by the Global Equity Fund and the Strategy Fund, each to pay its proportionate share of the expenses based on the relative net assets of the Global Equity Fund and Strategy Fund as of the Valuation Date, if the Plan of Reorganization is consummated or, as of the date this Agreement, if the Plan of Reorganization is not consummated.

    (c) Any other provision of this Agreement to the contrary notwithstanding, any liability of the Managed Trust under this Agreement with respect to any series of the Managed Trust, or in connection with the transactions contemplated herein with respect to any series of the Managed Trust, shall be discharged only out of the assets of that series of the Managed Trust, and no other series of the Managed Trust shall be liable with respect thereto.

    (d) Any other provision of this Agreement to the contrary notwithstanding, any liability of the Trust under this Agreement with respect to any series of the Trust, or in connection with the transactions contemplated herein with respect to any series of the Trust, shall be discharged only out of the assets of that series of the Trust, and no other series of the Trust shall be liable with respect thereto.

11. INDEMNIFICATION BY THE MANAGED TRUST AND THE STRATEGY FUND

    The Managed Trust and the Strategy Fund hereby agree to indemnify and hold the Trust and the Global Equity Fund and each of them harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which the Trust or the Global Equity Fund may incur or sustain by reason of the fact that (i) the Trust or the Global Equity Fund shall be required to pay any obligation of the Managed Trust or the Strategy Fund, whether consisting of Tax deficiencies or otherwise, based upon a claim or claims against the Managed Trust or the Strategy Fund that were omitted or not fully reflected in the financial statements to be delivered to the Trust in connection with the Closing; (ii) any representations or warranties made by the Managed Trust in Sections 4 or 6 hereof should prove to be false or erroneous in any material respect; (iii) any covenant has been breached in any material respect; or (iv) any claim is made alleging that (a) the Prospectus/Proxy Statement delivered to the shareholders of the Strategy Fund in connection with this transaction, or (b) the Registration Statement on Form N-14 of which such Prospectus/Proxy Statement forms a part, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to the Managed Trust by the Trust, its investment adviser or distributor.

12. INDEMNIFICATION BY THE TRUST AND THE GLOBAL EQUITY FUND

    The Trust and the Global Equity Fund hereby agree to indemnify and hold the Trustees of the Managed Trust and the Strategy Fund harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which the Managed Trust or the Strategy Fund may incur or sustain by reason of the fact that (i) any representations or warranties made by the Trust in Sections 5 or 6 hereof should prove false or erroneous in any material respect; (ii) any covenant has been breached by the Trust or the Global Equity Fund in any material respect; or
(iii) any claim is made alleging that (a) the Prospectus/Proxy Statement delivered to the shareholders of the Strategy Fund in connection with this transaction, or (b) the Registration Statement on Form N-14 of which such Prospectus/Proxy Statement forms a part, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to the Trust by the Managed Trust, its investment adviser or distributor.

13. NOTICE OF CLAIM OF INDEMNIFICATION

    In the event that any claim is made against the Trust or the Global Equity Fund in respect of which indemnity may be sought by the Trust or the Global Equity Fund from the Managed Trust, the Strategy Fund or the shareholders of the Strategy Fund under Section 11 of this Agreement, or, in the event that any claim is made against the Managed Trust or the Strategy Fund in respect of which indemnity may be sought by the Managed Trust or the Strategy Fund from the Trust or the Global Equity Fund under Section 12 of this Agreement, the party seeking indemnification (the "Indemnified Party") shall, with reasonable promptness and before payment of such claim, give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after giving notice hereunder, then, the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of the claim is established (i) to the satisfaction of the Indemnifying Party; or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement; or (iii) with respect to any Tax claims, within seven (7) calendar days following the earlier of (A) an agreement between the Managed Trust and the Trust that an indemnity amount is payable, (B) an assessment of a Tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this
Section 13, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party shall promptly investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

14. TERMINATION; WAIVER; ORDER

    (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of the Strategy Fund) prior to the Closing as follows:

        (1)  by mutual consent of the Managed Trust and the Trust in writing;

        (2) by the Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Trust in writing; or

        (3) by the Managed Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Managed Trust in writing.

    (b) If the transactions contemplated by this Agreement have not been consummated by _ , 2003, this Agreement shall automatically terminate on that date, unless a later date is agreed to in writing by both the Managed Trust and the Trust.

    (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the Managed Trust or the Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

    (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the Managed Trust or the Trust, respectively (whichever is entitled to the benefit thereof).

    (e) The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan of Reorganization.

    (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Managed Trust or the Board of Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Strategy Fund, unless such further vote is required by applicable law, or by mutual consent of the parties.

15. FINAL TAX RETURNS AND FORMS 1099 OF THE STRATEGY FUND

    (a) After the Closing, the Managed Trust shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by the Managed Trust with respect to the Strategy Fund's final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

    (b) Notwithstanding the provisions of Section 1 hereof, any expenses incurred by the Managed Trust or the Strategy Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the Strategy Fund to the extent such expenses have been or should have been accrued by the Strategy Fund in the ordinary course without regard to the Plan of Reorganization contemplated by this Agreement.

16. COOPERATION AND EXCHANGE OF INFORMATION

    The Trust and the Managed Trust will provide each other and their respective representatives with such cooperation and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Each party or their respective agents will retain for a period of six
(6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters of the Strategy Fund and Global Equity Fund for its taxable period first ending after the Closing and for all prior taxable periods.

17. LIMITATION OF LIABILITY UNDER MASSACHUSETTS LAW

    It is expressly agreed that the obligations of the Managed Trust and the Strategy Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the

Managed Trust personally, but shall bind only the trust property of the Strategy Fund, as provided in the Amended and Restated Declaration of Trust of the Managed Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Managed Trust on behalf of Strategy Fund and signed by authorized officers of the Managed Trust, acting as such. Neither the authorization by such Trustees, nor the execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Strategy Fund as provided in the Managed Trust's Amended and Restated Declaration of Trust.

18. ENTIRE AGREEMENT AND AMENDMENTS

    This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

19. COUNTERPARTS

    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

20. NOTICES

    Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at 51 West 52nd Street, New York, New York 10019-6114, Attention: Secretary, or to the Managed Trust at 51 West 52nd Street, New York, New York 10019-6114, Attention:
Secretary.

21. GOVERNING LAW

    This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

22. EFFECT OF FACSIMILE SIGNATURE

    A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

    In Witness Whereof, the Trust and Managed Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

                                                 THE UBS FUNDS, ON BEHALF OF THE UBS GLOBAL
                                                 EQUITY FUND

Attest:

By:                                              By:
        --------------------------------------           --------------------------------------

Title:                                           Title:
        --------------------------------------           --------------------------------------

                                                 UBS MANAGED INVESTMENTS TRUST, ON BEHALF OF THE
                                                 UBS STRATEGY FUND

Attest:

By:                                              By:
        --------------------------------------           --------------------------------------

Title:                                           Title:
        --------------------------------------           --------------------------------------

                           VOTE THIS PROXY CARD TODAY!

YOUR PROXY VOTE IS IMPORTANT!


AND NOW YOU CAN VOTE YOUR PROXY OVER THE TELEPHONE OR THE INTERNET.

IT SAVES TIME! TELEPHONE AND INTERNET VOTING ARE INSTANTANEOUS - 24 HOURS A DAY.

IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

1. READ YOUR PROXY STATEMENT AND HAVE IT AT HAND.

2. CALL TOLL-FREE 1-866-241-6194 OR GO TO WEBSITE: https://vote.proxy-direct.com

3. ENTER YOUR 14 DIGIT CONTROL NUMBER FROM YOUR PROXY CARD.

4. FOLLOW THE RECORDED OR ON-SCREEN DIRECTIONS.

5. DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY TELEPHONE OR OVER THE INTERNET.





                  Please detach at perforation before mailing.



PROXY          SPECIAL MEETING OF SHAREHOLDERS OF UBS STRATEGY FUND       PROXY
                                 MARCH 12, 2003

The undersigned hereby revokes all previous proxies for his shares and appoints as proxies Todd Lebo and Evelyn DeSimone, and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the UBS Strategy Fund, a series of UBS Managed Investments Trust, at the Special Meeting of Shareholders to be held at 10:00 a.m. Eastern time, on March 12, 2003, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present. The shares represented by this card will be voted as instructed.

UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO THE REORGANIZATION OF THE UBS STRATEGY FUND, A SERIES OF UBS MANAGED INVESTMENTS TRUST, INTO THE UBS GLOBAL EQUITY FUND, A SERIES OF THE UBS FUNDS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE SPECIAL MEETING ABOUT WHICH THE PROXIES WERE NOT AWARE PRIOR TO THE TIME OF SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXIES TO VOTE IN THEIR DISCRETION.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6194
                            CONTROL NUMBER:


NOTE: If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."


                            ---------------------------------------------------
                            Signature


                            ---------------------------------------------------
                            Signature (if held jointly)


                            ---------------------------------------------------
                            Date                                  EAW_12958

                      EACH SHAREHOLDER'S VOTE IS IMPORTANT
                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






























                  Please detach at perforation before mailing.



THIS PROXY IS BEING SOLICITED FOR THE BOARD OF TRUSTEES OF UBS MANAGED INVESTMENTS TRUST, ON BEHALF OF ITS SERIES, THE UBS STRATEGY FUND, AND RELATES TO THE PROPOSAL INDICATED BELOW.

When properly signed, the proxy will be voted as instructed below. If no instruction is given for a proposal, a vote will be made "For" that proposal.

TO VOTE, MARK THE BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE: /X/

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.


1.   To approve an Agreement and Plan of               FOR    AGAINST    ABSTAIN
     Reorganization between UBS Managed                / /      / /         / /
     Investments Trust, on behalf of its series, UBS Strategy Fund (the "Strategy Fund"), and
     The UBS Funds, on behalf of its series, UBS
     Global Equity Fund (the "Global Equity Fund"), that provides for the acquisition of substantially all of the assets, subject to the liabilities, of the Strategy Fund in exchange for shares of the Global Equity Fund, the distribution of such shares to the shareholders of the Strategy Fund, and the complete liquidation and dissolution of the Strategy Fund.


                                                                      EAW_12958

 PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS PROXY AND RETURN IT PROMPTLY IN
   THE ENCLOSED ENVELOPE. THIS PROXY WILL NOT BE VOTED UNLESS IT IS DATED AND
                         SIGNED EXACTLY AS INSTRUCTED.

PART B
                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                                  THE UBS FUNDS
                             DATED JANUARY 19, 2003


Acquisition of the Assets of the
UBS STRATEGY FUND
(a series of UBS Managed Investments Trust)


By and in exchange for shares of the
UBS GLOBAL EQUITY FUND
(a series of The UBS Funds)


         This Statement of Additional Information ("SAI") relates specifically to the proposed acquisition (the "Transaction") of substantially all of the assets, subject to the liabilities, of the UBS Strategy Fund (the "Strategy Fund"), a series of UBS Managed Investments Trust (the "Managed Trust"), in exchange for shares of the UBS Global Equity Fund (the "Global Equity Fund"), a series of The UBS Funds (the "Trust").

         This SAI also includes the following documents, which are attached to and legally considered to be a part of this SAI:

     1. Pro Forma Financial Statements reflecting the financial situation of the Global Equity Fund following the Transaction as if the Transaction had taken place on June 30, 2002.

     2. Statement of Additional Information of the Global Equity Fund, dated September 30, 2002.

     3. Annual Report of the Global Equity Fund for the fiscal year ended June 30, 2002.

     4. Annual Report of the Strategy Fund for the fiscal year ended September 30, 2002.

         This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, dated January 19, 2003, relating to the Transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-647-1568 or by writing to the Global Equity Fund at 51 West 52nd Street, New York, New York 10019-6114.

PRO FORMA STATEMENT OF INVESTMENTS                     JUNE 30, 2002
(UNAUDITED)

                                                                     SHARES
                                       ---------------------------------------------------------------
                                             GLOBAL EQUITY          STRATEGY             PRO FORMA
                                                 FUND                 FUND               COMBINED
------------------------------------------------------------------------------------------------------
EQUITIES -- 96.42%
AEROSPACE & MILITARY -- 0.03%
Singapore Technologies Eng                          137,000                                   137,000

AIRLINES -- 0.38%
AMR Corp.                                                                133,100              133,100

APPLIANCES & HOUSEHOLD DURABLES-- 0.03%
Sony Corp.                                            3,400                                     3,400

AUTOS/DURABLES -- 1.52%
Nissan Motor Co. Ltd.                                                  1,206,000            1,206,000
Toyota Motor Corp.                                   20,500                                    20,500


BANKS -- 12.54%
Abbey National PLC                                   23,992                                    23,992
Banco Bilbao Vizcaya Argentaria                      35,643              745,500              781,143
Banco Santander Central Hispano S.A.                 56,432                                    56,432
Bank of New York Co. Inc.                             9,800                                     9,800
Bank of Yokohama Ltd.                                24,000                                    24,000
Barclays PLC                                         54,790                                    54,790
BNP Paribas S.A.                                     11,800                                    11,800
Chinatrust Financial Holdings Co. Ltd.                                 3,039,000            3,039,000
Fifth Third Bancorp.                                                     138,500              138,500
FleetBoston Financial Corp.                          11,600                                    11,600
GreenPoint Financial Corp.                            6,000                                     6,000
JP Morgan Chase & Co.                                22,100                                    22,100


                                                                          MARKET VALUE
                                           -----------------------------------------------------------------------
                                               GLOBAL EQUITY       STRATEGY                           PRO FORMA
                                                    FUND             FUND        ADJUSTMENTS (a)      COMBINED
------------------------------------------------------------------------------------------------------------------
EQUITIES -- 96.42%
AEROSPACE & MILITARY -- 0.03%
                                        --------------------------------------------------------------------------
Singapore Technologies Eng                           149,655                                             149,655
                                        --------------------------------------------------------------------------
AIRLINES -- 0.38%
                                        --------------------------------------------------------------------------
AMR Corp.                                                           2,244,066                          2,244,066
                                        --------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES-- 0.03%
                                        --------------------------------------------------------------------------
Sony Corp.                                           179,559                                             179,559
                                        --------------------------------------------------------------------------
AUTOS/DURABLES -- 1.52%
Nissan Motor Co. Ltd.                                               8,350,895                          8,350,895
Toyota Motor Corp.                                   543,885                                             543,885
                                        --------------------------------------------------------------------------
                                                     543,885        8,350,895                 -        8,894,780
                                        --------------------------------------------------------------------------
BANKS -- 12.54%
Abbey National PLC                                   282,328                                             282,328
Banco Bilbao Vizcaya Argentaria                      403,050        8,436,911                          8,839,961
Banco Santander Central Hispano S.A.                 448,085                                             448,085
Bank of New York Co. Inc.                            330,750                                             330,750
Bank of Yokohama Ltd.                                102,119                                             102,119
Barclays PLC                                         461,010                                             461,010
BNP Paribas S.A.                                     652,603                                             652,603
Chinatrust Financial Holdings Co. Ltd.                              2,683,343                          2,683,343
Fifth Third Bancorp.                                                9,231,025                          9,231,025
FleetBoston Financial Corp.                          375,260                                             375,260
GreenPoint Financial Corp.                           294,600                                             294,600
JP Morgan Chase & Co.                                749,632                                             749,632

                                                                     SHARES
                                       ---------------------------------------------------------------
                                             GLOBAL EQUITY          STRATEGY             PRO FORMA
                                                 FUND                 FUND               COMBINED
------------------------------------------------------------------------------------------------------
National Australia Bank                              13,000                                    13,000
Royal Bank of Scotland Group PLC                                         667,600              667,600
US Bancorp                                           18,300                                    18,300
Washington Mutual, Inc.                                                  216,300              216,300
Wells Fargo & Co.                                    20,300              383,400              403,700
Westpac Banking Corp.                                68,593                                    68,593


BEVERAGES & TOBACCO -- 7.75%
Allied Domecq PLC                                    34,867                                    34,867
Coca-Cola Co.                                                            449,300              449,300
Foster's Group Ltd.                                                    1,055,200            1,055,200
Gallaher Group PLC                                   79,583                                    79,583
PepsiCo Inc.                                                             311,900              311,900
Philip Morris Companies Inc.                         19,200                                    19,200
Swedish Match AB                                     48,200                                    48,200


BROADCASTING & PUBLISHING -- 4.26%
AOL Time Warner, Inc.                                41,400            1,145,750            1,187,150
Elsevier NV                                          48,057                                    48,057
Liberty Media Corp.                                                      563,400              563,400
McGraw-Hill Companies Inc.                            8,300                                     8,300
News Corp. Ltd.                                      35,960                                    35,960
Viacom, Inc.                                          4,960                                     4,960
VNU N.V.                                              7,457                                     7,457



                                                                         MARKET VALUE
                                          -----------------------------------------------------------------------
                                              GLOBAL EQUITY       STRATEGY                           PRO FORMA
                                                   FUND             FUND        ADJUSTMENTS (a)      COMBINED
-----------------------------------------------------------------------------------------------------------------
National Australia Bank                             454,350                                             454,350
Royal Bank of Scotland Group PLC                                  18,932,135                         18,932,135
US Bancorp                                          427,305                                             427,305
Washington Mutual, Inc.                                            8,026,893                          8,026,893
Wells Fargo & Co.                                 1,016,218       19,193,004                         20,209,222
Westpac Banking Corp.                               625,372                                             625,372
                                        --------------------------------------------------------------------------
                                                  6,622,682       66,503,311                 -       73,125,993
                                        --------------------------------------------------------------------------
BEVERAGES & TOBACCO -- 7.75%
Allied Domecq PLC                                   228,668                                             228,668
Coca-Cola Co.                                                     25,160,800                         25,160,800
Foster's Group Ltd.                                                2,804,296                          2,804,296
Gallaher Group PLC                                  746,045                                             746,045
PepsiCo Inc.                                                      15,033,580                         15,033,580
Philip Morris Companies Inc.                        838,656                                             838,656
Swedish Match AB                                    398,586                                             398,586
                                        --------------------------------------------------------------------------
                                                  2,211,955       42,998,676                         45,210,631
                                        --------------------------------------------------------------------------
BROADCASTING & PUBLISHING -- 4.26%
AOL Time Warner, Inc.                               608,994       16,853,982                         17,462,976
Elsevier NV                                         654,960                                             654,960
Liberty Media Corp.                                                5,634,000                          5,634,000
McGraw-Hill Companies Inc.                          495,510                                             495,510
News Corp. Ltd.                                     165,138                                             165,138
Viacom, Inc.                                        220,521                                             220,521
VNU N.V.                                            207,237                                             207,237
                                        --------------------------------------------------------------------------
                                                  2,352,360       22,487,982                         24,840,342
                                        --------------------------------------------------------------------------

                                                                     SHARES
                                       ---------------------------------------------------------------
                                             GLOBAL EQUITY          STRATEGY             PRO FORMA
                                                 FUND                 FUND               COMBINED
------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICE -- 0.02%
Brambles Industries PLC                              24,860                                    24,860

CHEMICALS -- 0.26%
Bayer AG                                              6,090                                     6,090
BP PLC                                               29,434                                    29,434
E.I. Du Pont De Nemours and Co.                      10,400                                    10,400
Givaudan-Reg                                            575                                       575
NOVA Chemicals Corp.                                  6,900                                     6,900
Praxair Inc.                                          3,800                                     3,800

COMPUTER SOFTWARE -- 5.54%
Bea Systems Inc.                                     37,800              256,103              293,903
Cap Gemini S.A.                                       4,200                                     4,200
Gemplus International S.A.                           33,937                                    33,937
Microsoft Corp.                                      17,200              455,800              473,000
Oracle Corp.                                         26,700                                    26,700
Rational Software Corp.                              12,000                                    12,000
SAP AG                                                                    31,150               31,150
Sun Microsystems Inc.                                10,800                                    10,800


COMPUTER SYSTEMS -- 3.77%
Cisco Systems, Inc.                                  12,300              600,800              613,100
Hewlett-Packard Co.                                   8,791                                     8,791
International Business Machines Corp.                 6,500              139,400              145,900
Taiwan Semiconductor                                                     213,400              213,400


                                                                      MARKET VALUE
                                       -----------------------------------------------------------------------
                                           GLOBAL EQUITY       STRATEGY                           PRO FORMA
                                                FUND             FUND        ADJUSTMENTS (a)      COMBINED
--------------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICE -- 0.02%
                                       -----------------------------------------------------------------------
Brambles Industries PLC                          124,387                                             124,387
                                       -----------------------------------------------------------------------

CHEMICALS -- 0.26%
Bayer AG                                         195,169                                             195,169
BP PLC                                           247,213                                             247,213
E.I. Du Pont De Nemours and Co.                  461,760                                             461,760
Givaudan-Reg                                     231,808                                             231,808
NOVA Chemicals Corp.                             152,935                                             152,935
Praxair Inc.                                     216,486                                             216,486
                                       -----------------------------------------------------------------------
                                               1,505,371                                  -        1,505,371
                                       -----------------------------------------------------------------------
COMPUTER SOFTWARE -- 5.54%
Bea Systems Inc.                                 359,478        2,435,539                          2,795,017
Cap Gemini S.A.                                  166,953                                             166,953
Gemplus International S.A.                        48,598                                              48,598
Microsoft Corp.                                  940,840       24,932,260                         25,873,100
Oracle Corp.                                     252,849                                             252,849
Rational Software Corp.                           98,520                                              98,520
SAP AG                                                          3,047,582                          3,047,582
Sun Microsystems Inc.                             54,108                                              54,108
                                       -----------------------------------------------------------------------
                                               1,921,346       30,415,381                 -       32,336,727
                                       -----------------------------------------------------------------------

COMPUTER SYSTEMS -- 3.77%
Cisco Systems, Inc.                              171,585        8,381,160                          8,552,745
Hewlett-Packard Co.                              134,326                                             134,326
International Business Machines Corp.            468,000       10,036,800                         10,504,800
Taiwan Semiconductor                                            2,774,200                          2,774,200
                                       -----------------------------------------------------------------------
                                                 773,911       21,192,160                         21,966,071
                                       -----------------------------------------------------------------------

                                                                     SHARES
                                       ---------------------------------------------------------------
                                             GLOBAL EQUITY          STRATEGY             PRO FORMA
                                                 FUND                 FUND               COMBINED
------------------------------------------------------------------------------------------------------
CONSTRUCTION -- 3.69%
CRH PLC                                              17,470                                    17,470
Cie De Saint Gobain                                   6,552                                     6,552
Hanson PLC                                                               841,800              841,800
Lafarge S.A.                                                             149,000              149,000
Sekisui House Ltd.                                   15,000                                    15,000


DATA PROCESSING -- 0.00%
Nortel Networks Corp.                                15,500                                    15,500

ELECTRIC COMPONENTS -- 0.23%
Electrocomponents PLC                                30,940                                    30,940
Murata Manufacturing Co. Ltd.                         2,900                                     2,900
Minebea Co. Ltd.                                     13,000                                    13,000
Philips Electronics NV                               14,957                                    14,957
Rohn Co. Ltd.                                         1,700                                     1,700
Texas Instruments Inc.                                9,100                                     9,100


ELECTRONICS-- 1.84%
Intel Corp.                                          10,200              569,000              579,200
Sanyo Electric Co. Ltd.                              40,000                                    40,000


ENERGY -- 5.57%
CMS Energy Corp.                                     12,000                                    12,000
Conoco, Inc.                                         11,500                                    11,500
ENI SPA                                              47,631            1,462,100            1,509,731

                                                                       MARKET VALUE
                                        -----------------------------------------------------------------------
                                            GLOBAL EQUITY       STRATEGY                           PRO FORMA
                                                 FUND             FUND        ADJUSTMENTS (a)      COMBINED
---------------------------------------------------------------------------------------------------------------
CONSTRUCTION -- 3.69%
CRH PLC                                           284,679                                             284,679
Cie De Saint Gobain                               294,095                                             294,095
Hanson PLC                                                       6,012,967                          6,012,967
Lafarge S.A.                                                    14,834,552                         14,834,552
Sekisui House Ltd.                                110,254                                             110,254
                                        -----------------------------------------------------------------------
                                                  689,028       20,847,519                         21,536,547
                                        -----------------------------------------------------------------------
DATA PROCESSING -- 0.00%
                                        -----------------------------------------------------------------------
Nortel Networks Corp.                              22,421                                              22,421
                                        -----------------------------------------------------------------------
ELECTRIC COMPONENTS -- 0.23%
Electrocomponents PLC                             173,319                                             173,319
Murata Manufacturing Co. Ltd.                     186,301                                             186,301
Minebea Co. Ltd.                                   76,356                                              76,356
Philips Electronics NV                            417,590                                             417,590
Rohn Co. Ltd.                                     253,738                                             253,738
Texas Instruments Inc.                            215,670                                             215,670
                                        -----------------------------------------------------------------------
                                                1,322,974                                           1,322,974
                                        -----------------------------------------------------------------------
ELECTRONICS-- 1.84%
Intel Corp.                                       186,354       10,395,630                         10,581,984
Sanyo Electric Co. Ltd.                           174,537                                             174,537
                                        -----------------------------------------------------------------------
                                                  360,891       10,395,630                         10,756,521
                                        -----------------------------------------------------------------------
ENERGY -- 5.57%
CMS Energy Corp.                                  131,760                                             131,760
Conoco, Inc.                                      319,700                                             319,700
ENI SPA                                           757,347       23,204,368                         23,961,715

                                                                     SHARES
                                       ---------------------------------------------------------------
                                             GLOBAL EQUITY          STRATEGY             PRO FORMA
                                                 FUND                 FUND               COMBINED
------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                    12,800                                    12,800
Nabors Industries, Inc.                                                  173,000              173,000
Schlumberger Ltd.                                     4,700                                     4,700
TotalFina ELF S.A.                                    7,706                                     7,706


FINANCIAL SERVICES -- 7.09%
Aiful Corp.                                           3,950                                     3,950
American International Group, Inc.                   14,147                                    14,147
Anthem Inc.                                           3,700                                     3,700
Citigroup, Inc.                                      33,400              580,700              614,100
Countrywide Credit Industries, Inc.                                       57,200               57,200
DBS Group Holdings Ltd.                              16,000                                    16,000
Fortis                                                9,575                                     9,575
Freddie Mac                                           7,000                7,000               14,000
Hartford Financial Services Group                     2,600                                     2,600
Household International Inc.                         11,200                                    11,200
Morgan Stanley                                        5,300                                     5,300
Muenchener Rueckver Ag                                1,702                                     1,702
Orix Corp.                                            3,100                                     3,100
Principal Financial Group                            12,100                                    12,100
San Paolo IMI SPA                                    34,296                                    34,296
Takefuji Corp.                                        3,850                                     3,850
Yasuda Fire & Machine Insurance Co.                  27,000                                    27,000


FOOD & HOUSE PRODUCTS -- 1.08%
Compass Group PLC                                    35,362                                    35,362
Kao Corp.                                             6,000                                     6,000

                                                                      MARKET VALUE
                                        -----------------------------------------------------------------------
                                           GLOBAL EQUITY       STRATEGY                           PRO FORMA
                                                FUND             FUND        ADJUSTMENTS (a)      COMBINED
---------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                523,776                                             523,776
Nabors Industries, Inc.                                         6,106,900                          6,106,900
Schlumberger Ltd.                                218,550                                             218,550
TotalFina ELF S.A.                             1,251,152                                           1,251,152
                                        -----------------------------------------------------------------------
                                               3,202,285       29,311,268                         32,513,553
                                        -----------------------------------------------------------------------
FINANCIAL SERVICES -- 7.09%
Aiful Corp.                                      259,027                                             259,027
American International Group, Inc.               965,250                                             965,250
Anthem Inc.                                      249,676                                             249,676
Citigroup, Inc.                                1,294,250       22,502,125                         23,796,375
Countrywide Credit Industries, Inc.                             2,759,900                          2,759,900
DBS Group Holdings Ltd.                          112,293                                             112,293
Fortis                                           205,011                                             205,011
Freddie Mac                                      428,400        9,822,600                         10,251,000
Hartford Financial Services Group                154,622                                             154,622
Household International Inc.                     556,640                                             556,640
Morgan Stanley                                   228,324                                             228,324
Muenchener Rueckver Ag                           403,413                                             403,413
Orix Corp.                                       250,100                                             250,100
Principal Financial Group                        375,100                                             375,100
San Paolo IMI SPA                                344,125                                             344,125
Takefuji Corp.                                   267,566                                             267,566
Yasuda Fire & Machine Insurance Co.              165,343                                             165,343
                                        -----------------------------------------------------------------------
                                               6,259,140       35,084,625                 -       41,343,765
                                        -----------------------------------------------------------------------
FOOD & HOUSE PRODUCTS -- 1.08%
Compass Group PLC                                214,531                                             214,531
Kao Corp.                                        138,161                                             138,161

                                                                     SHARES
                                       ---------------------------------------------------------------
                                             GLOBAL EQUITY          STRATEGY             PRO FORMA
                                                 FUND                 FUND               COMBINED
------------------------------------------------------------------------------------------------------
Koninklijke Ahold NV                                 20,883                                    20,883
Nestle S.A.- Registered                               2,644                                     2,644
Safeway PLC                                          62,704                                    62,704
Sara Lee Corp.                                            1                                         1
Unilever PLC                                                             504,600              504,600


FOREST PRODUCTS-- 2.71%
Stora Enso OYJ                                                         1,079,750            1,079,750
UPM-Kymmene OYJ                                      17,900                                    17,900


HEALTH: DRUGS -- 9.84%
Abbot Laboratories, Inc.                             21,300                                    21,300
Allergan, Inc.                                        5,300                                     5,300
Altana AG                                             2,700                                     2,700
Aventis S.A.                                          7,633              101,350              108,983
Bristol-Myers Squibb Co.                              7,800                                     7,800
Cephalon, Inc.                                        6,800                                     6,800
Eli Lilly & Co.                                       2,800                                     2,800
Glaxosmithkline PLC                                  12,506                                    12,506
Merck & Co. Inc.                                      4,300                                     4,300
Novartis AG                                           7,705              367,850              375,555
Novo-Nordisk A/S                                      3,937                                     3,937
Pfizer, Inc.                                          4,801              645,200              650,001
Pharmacia Corp.                                                          157,600              157,600
Roche Holding AG-Genusschein                          3,109                                     3,109
Sicor Inc.                                           23,300                                    23,300
Takeda Chemical Industries                            6,000                                     6,000

                                                                      MARKET VALUE
                                       -----------------------------------------------------------------------
                                           GLOBAL EQUITY       STRATEGY                           PRO FORMA
                                                FUND             FUND        ADJUSTMENTS (a)      COMBINED
--------------------------------------------------------------------------------------------------------------
Koninklijke Ahold NV                             439,291                                             439,291
Nestle S.A.- Registered                          616,454                                             616,454
Safeway PLC                                      269,295                                             269,295
Sara Lee Corp.                                        21                                                  21
Unilever PLC                                                    4,600,645                          4,600,645
                                        -----------------------------------------------------------------------
                                               1,677,753        4,600,645                 -        6,278,398
                                        -----------------------------------------------------------------------
FOREST PRODUCTS-- 2.71%
Stora Enso OYJ                                                 15,103,319                         15,103,319
UPM-Kymmene OYJ                                  704,644                                             704,644
                                        -----------------------------------------------------------------------
                                                 704,644       15,103,319                         15,807,963
                                        -----------------------------------------------------------------------
HEALTH: DRUGS -- 9.84%
Abbot Laboratories, Inc.                         801,945                                             801,945
Allergan, Inc.                                   353,775                                             353,775
Altana AG                                        146,498                                             146,498
Aventis S.A.                                     540,874        7,168,238                          7,709,112
Bristol-Myers Squibb Co.                         200,460                                             200,460
Cephalon, Inc.                                   307,360                                             307,360
Eli Lilly & Co.                                  157,920                                             157,920
Glaxosmithkline PLC                              270,311                                             270,311
Merck & Co. Inc.                                 217,752                                             217,752
Novartis AG                                      338,838       16,141,993                         16,480,831
Novo-Nordisk A/S                                 130,328                                             130,328
Pfizer, Inc.                                     168,035       22,582,000                         22,750,035
Pharmacia Corp.                                                 5,902,120                          5,902,120
Roche Holding AG-Genusschein                     235,008                                             235,008
Sicor Inc.                                       431,982                                             431,982
Takeda Chemical Industries                       263,307                                             263,307

                                                                     SHARES
                                       --------------------------------------------------------------
                                             GLOBAL EQUITY          STRATEGY             PRO FORMA
                                                 FUND                 FUND               COMBINED
-----------------------------------------------------------------------------------------------------
Wyeth                                                20,600                                    20,600


HEALTH: NON-DRUGS -- 1.46%
Baxter International, Inc.                           10,300                                    10,300
Beckman Coulter Inc.                                  6,500                                     6,500
Johnson & Johnson                                    23,002                                    23,002
Mayne Group Ltd.                                     87,980                                    87,980
Medtronic Inc.                                                           147,100              147,100


HOUSING & PAPER - 0.10%
Svenska Cellulosa AB-B                               10,850                                    10,850
MeadWestavo Corp.                                     5,500                                     5,500


INDUSTRIAL COMPONENTS -- 4.04%
3M Co.                                                                   178,800              178,800
Illinois Tool Works, Inc.                             8,100                                     8,100
Ingersoll-Rand Co. CL A                               9,100                                     9,100
Masco Corp.                                          11,800                                    11,800
Sandvik AB                                           12,600                                    12,600


INSURANCE -- 1.93%
Assicurazioni Generali                                8,004              297,100              305,104
Hartford Financial Services Group Inc.                                    57,600               57,600
QBE Insurance Group Ltd.                             36,500                                    36,500
Swiss Re-Reg                                          2,786                                     2,786

                                                                        MARKET VALUE
                                         ----------------------------------------------------------------------
                                             GLOBAL EQUITY       STRATEGY                           PRO FORMA
                                                  FUND             FUND        ADJUSTMENTS (a)      COMBINED
---------------------------------------------------------------------------------------------------------------
Wyeth                                            1,054,720                                           1,054,720
                                        -----------------------------------------------------------------------
                                                 5,619,113       51,794,351                 -       57,413,464
                                        -----------------------------------------------------------------------
HEALTH: NON-DRUGS -- 1.46%
Baxter International, Inc.                         457,835                                             457,835
Beckman Coulter Inc.                               324,350                                             324,350
Johnson & Johnson                                1,202,085                                           1,202,085
Mayne Group Ltd.                                   204,483                                             204,483
Medtronic Inc.                                                    6,303,235                          6,303,235
                                        -----------------------------------------------------------------------
                                                 2,188,753        6,303,235                 -        8,491,988
                                        -----------------------------------------------------------------------
HOUSING & PAPER - 0.10%
Svenska Cellulosa AB-B                             386,045                                  -          386,045
MeadWestavo Corp.                                  184,580                                             184,580
                                        -----------------------------------------------------------------------
                                                   570,625                                             570,625
                                        -----------------------------------------------------------------------
INDUSTRIAL COMPONENTS -- 4.04%
3M Co.                                                           21,992,400                         21,992,400
Illinois Tool Works, Inc.                          553,230                                             553,230
Ingersoll-Rand Co. CL A                            415,506                                             415,506
Masco Corp.                                        319,898                                             319,898
Sandvik AB                                         314,640                                             314,640
                                        -----------------------------------------------------------------------
                                                 1,603,274       21,992,400                 -       23,595,674
                                        -----------------------------------------------------------------------
INSURANCE -- 1.93%
Assicurazioni Generali                             189,713        7,028,792                          7,218,505
Hartford Financial Services Group Inc.                            3,425,472                          3,425,472
QBE Insurance Group Ltd.                           136,061                                             136,061
Swiss Re-Reg                                       272,366                                             272,366

                                                                     SHARES
                                       ---------------------------------------------------------------
                                             GLOBAL EQUITY          STRATEGY             PRO FORMA
                                                 FUND                 FUND               COMBINED
------------------------------------------------------------------------------------------------------
United Health Group Inc.                              2,400                                     2,400


INTERNET SERVICES--0.02%
Sapient Corp.                                       110,200                                   110,200

MACHINERY & ENGINEERING -- 1.36%
Invensys PLC                                         90,814                                    90,814
ITT Industries, Inc.                                                     110,700              110,700


METALS-MINING -- 1.67%
Companhia Vale do Rio Doce                                               375,400              375,400

METALS-STEEL -- 0.02%
Mitsui Mining & Smelting Co.                         32,000                                    32,000

MULTI-INDUSTRY -- 0.25%
General Electric Co.                                 21,600                                    21,600
Rolls-Royce PLC                                     173,022                                   173,022
Suez S.A.                                             3,387                                     3,387
United Technologies Corp.                             4,900                                     4,900

REAL ESTATE -- 0.06%
Sun Hung Kai Properties Ltd.                         19,000                                    19,000
Union du Credit-Bail Inmobilier                       2,874                                     2,874

RECREATION -- 0.07%
Fuji Photo Film Co. Ltd.                             12,000                                    12,000

                                                                        MARKET VALUE
                                         ----------------------------------------------------------------------
                                             GLOBAL EQUITY       STRATEGY                           PRO FORMA
                                                  FUND             FUND        ADJUSTMENTS (a)      COMBINED
---------------------------------------------------------------------------------------------------------------
United Health Group Inc.                           219,720                                             219,720
                                        -----------------------------------------------------------------------
                                                   817,860       10,454,264                 -       11,272,124
                                        -----------------------------------------------------------------------
INTERNET SERVICES--0.02%
                                        -----------------------------------------------------------------------
Sapient Corp.                                      116,812                                  -          116,812
                                        -----------------------------------------------------------------------
MACHINERY & ENGINEERING -- 1.36%
Invensys PLC                                       123,201                                             123,201
ITT Industries, Inc.                                              7,815,420                          7,815,420
                                        -----------------------------------------------------------------------
                                                   123,201        7,815,420                          7,938,621
                                        -----------------------------------------------------------------------
METALS-MINING -- 1.67%
                                        -----------------------------------------------------------------------
Companhia Vale do Rio Doce                                        9,741,630                          9,741,630
                                        -----------------------------------------------------------------------
METALS-STEEL -- 0.02%
                                        -----------------------------------------------------------------------
Mitsui Mining & Smelting Co.                        95,311                                              95,311
                                        -----------------------------------------------------------------------
MULTI-INDUSTRY -- 0.25%
General Electric Co.                               627,480                                             627,480
Rolls-Royce PLC                                    427,254                                             427,254
Suez S.A.                                           90,315                                              90,315
United Technologies Corp.                          332,710                                             332,710
                                        -----------------------------------------------------------------------
                                                 1,477,759                                  -        1,477,759
                                        -----------------------------------------------------------------------
REAL ESTATE -- 0.06%
Sun Hung Kai Properties Ltd.                       144,327                                             144,327
Union du Credit-Bail Inmobilier                    177,397                                             177,397
                                        -----------------------------------------------------------------------
                                                   321,724                                             321,724
                                        -----------------------------------------------------------------------
RECREATION -- 0.07%
Fuji Photo Film Co. Ltd.                           387,452                                             387,452

                                                                     SHARES
                                       ---------------------------------------------------------------
                                             GLOBAL EQUITY          STRATEGY             PRO FORMA
                                                 FUND                 FUND               COMBINED
------------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                            400                                       400


RETAIL/APPAREL -- 8.67%
Carrefour S.A.                                                           170,100              170,100
Compagnie Financiere                                  7,537                                     7,537
Bed, Bath & Beyond, Inc.                                                  80,900               80,900
Costco Wholesale Corp.                               11,400                                    11,400
Kingfisher PLC                                       61,517                                    61,517
Matalan PLC                                          18,532                                    18,532
Radioshack Corp.                                     12,800                                    12,800
TJX Companies Inc.                                   16,200                                    16,200
Walgreen Co.                                                             170,100              170,100
Wal-Mart Stores                                                          466,100              466,100

SERVICES/MISCELLANEOUS -- 2.58%
Ascential Software Corp.                                759                                       759
Benesse Corp.                                        12,900                                    12,900
Computer Sciences Corp.                               3,200                                     3,200
Dimension Data Holdings                              88,188                                    88,188
Mitsubishi Corp.                                                       1,893,000            1,893,000
Omnicom Group                                         4,100                                     4,100
Rentokil Initial PLC                                 60,492                                    60,492
Vedior NV                                            13,163                                    13,163
Viacom Inc. CL B (b)                                  6,400                                     6,400


TECHNOLOGY -- 0.07%
Electronic Data Systems Corp.                        11,500                                    11,500

                                                                      MARKET VALUE
                                       -----------------------------------------------------------------------
                                           GLOBAL EQUITY       STRATEGY                           PRO FORMA
                                                FUND             FUND        ADJUSTMENTS (a)      COMBINED
--------------------------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                       7,800                                               7,800
                                        -----------------------------------------------------------------------
                                                 395,252                                             395,252
                                        -----------------------------------------------------------------------
RETAIL/APPAREL -- 8.67%
Carrefour S.A.                                                  9,188,649                          9,188,649
Compagnie Financiere                             171,422                                             171,422
Bed, Bath & Beyond, Inc.                                        3,053,166                          3,053,166
Costco Wholesale Corp.                           440,268                                             440,268
Kingfisher PLC                                   296,548                                             296,548
Matalan PLC                                       88,135                                              88,135
Radioshack Corp.                                 384,768                                             384,768
TJX Companies Inc.                               317,682                                             317,682
Walgreen Co.                                                   10,997,961                         10,997,961
Wal-Mart Stores                                                25,640,161                         25,640,161
                                        -----------------------------------------------------------------------
                                               1,698,823       48,879,937                 -       50,578,760
                                        -----------------------------------------------------------------------
SERVICES/MISCELLANEOUS -- 2.58%
Ascential Software Corp.                           2,118                                               2,118
Benesse Corp.                                    235,700                                             235,700
Computer Sciences Corp.                          152,960                                             152,960
Dimension Data Holdings                           55,114                                              55,114
Mitsubishi Corp.                                               13,692,329                         13,692,329
Omnicom Group                                    187,780                                             187,780
Rentokil Initial PLC                             246,195                                             246,195
Vedior NV                                        181,996                                             181,996
Viacom Inc. CL B (b)                             283,968                                             283,968
                                        -----------------------------------------------------------------------
                                               1,345,831       13,692,329                 -       15,038,160
                                        -----------------------------------------------------------------------
TECHNOLOGY -- 0.07%
                                        -----------------------------------------------------------------------
Electronic Data Systems Corp.                    427,225                -                 -          427,225
                                        -----------------------------------------------------------------------

                                                                     SHARES
                                       ---------------------------------------------------------------
                                             GLOBAL EQUITY          STRATEGY             PRO FORMA
                                                 FUND                 FUND               COMBINED
------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.31%
BT Group PLC                                         62,489                                    62,489
KDDI Corp.                                               31                                        31
Nokia OYA                                            39,900              458,250              498,150
Royal KPN NV                                         53,591                                    53,591
Telenor ASA                                          59,200                                    59,200
Vodafone Group plc                                  295,455                                   295,455


TELECOMMUNICATIONS SERVICES -- 4.14%
Motorola, Inc.                                       19,800                                    19,800
Nextel Communications Inc.                           71,800                                    71,800
SBC Communications, Inc.                             24,200              513,000              537,200
Telecom Italia                                                           875,300              875,300
Verizon Communications, Inc.                         10,200                                    10,200

TRANSPORTATION --1.12%
Exel PLC                                              3,534              351,700              355,234
Burlington Northern Santa Fe Corp.                   23,800                                    23,800
Shell Transportation & Trading Co.                  127,682                                   127,682
Stagecoach Holdings PLC                             103,471                                   103,471
West Japan Railway Co.                                   62                                        62

UTILITIES -- 2.19%
Consolidated Edison Inc.                              9,100                                     9,100
Constellation Energy Group                            5,000                                     5,000
Electricidad de Portugal S.A.                       160,255                                   160,255
First Energy Inc.                                     9,407                                     9,407


                                                                      MARKET VALUE
                                       -----------------------------------------------------------------------
                                           GLOBAL EQUITY       STRATEGY                           PRO FORMA
                                                FUND             FUND        ADJUSTMENTS (a)      COMBINED
--------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.31%
BT Group PLC                                     240,035                                             240,035
KDDI Corp.                                        95,695                                              95,695
Nokia OYA                                        583,983        6,694,489                          7,278,472
Royal KPN NV                                     250,870                                             250,870
Telenor ASA                                      209,842                                             209,842
Vodafone Group plc                               405,325                                             405,325
                                        -----------------------------------------------------------------------
                                               1,785,750        6,694,489                 -        8,480,239
                                        -----------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 4.14%
Motorola, Inc.                                   285,516                                             285,516
Nextel Communications Inc.                       230,478                                             230,478
SBC Communications, Inc.                         738,100       15,646,500                         16,384,600
Telecom Italia                                                  6,842,218                          6,842,218
Verizon Communications, Inc.                     409,530                                             409,530
                                        -----------------------------------------------------------------------
                                               1,663,624       22,488,718                 -       24,152,342
                                        -----------------------------------------------------------------------
TRANSPORTATION --1.12%
Exel PLC                                          45,007        4,480,115                          4,525,122
Burlington Northern Santa Fe Corp.               714,000                                             714,000
Shell Transportation & Trading Co.               963,395                                             963,395
Stagecoach Holdings PLC                           98,970                                              98,970
West Japan Railway Co.                           250,359                                             250,359
                                        -----------------------------------------------------------------------
                                               2,071,731        4,480,115                 -        6,551,846
                                        -----------------------------------------------------------------------
UTILITIES -- 2.19%
Consolidated Edison Inc.                         379,925                                             379,925
Constellation Energy Group                       146,700                                             146,700
Electricidad de Portugal S.A.                    310,204                                             310,204
First Energy Inc.                                314,006                                             314,006

                                                                     SHARES
                                       ---------------------------------------------------------------
                                             GLOBAL EQUITY          STRATEGY             PRO FORMA
                                                 FUND                 FUND               COMBINED
-------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                       5,200                                     5,200
Hong Kong Electric Holdings Corp.                    76,443                                    76,443
Iberdrola S.A.                                                           740,600              740,600
Scottish & Southern Energy                           21,291                                    21,291
Scottish Power PLC                                    5,415                                     5,415

Total U.S. Equities                      (Cost $54,425,065)   (Cost $547,810,842)


Short-Term Investments -- 0.16%
UBS Supplementary Trust
Cash Management Prime Fund                          915,301                                   915,301
                                            (Cost $915,301)

Repurchase Agreement with Societe
Generale                                                             Face Amount
--0.55%                                                                3,190,000            3,190,000
                                                               (Cost $3,190,000)


Total Investments                        (Cost $55,340,366)  (Cost $551,000,842)
Cash and other assets, less
liabilities
Net Assets-100%

                                                                        MARKET VALUE
                                         ----------------------------------------------------------------------
                                             GLOBAL EQUITY       STRATEGY                           PRO FORMA
                                                  FUND             FUND        ADJUSTMENTS (a)      COMBINED
---------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                    311,948                                             311,948
Hong Kong Electric Holdings Corp.                  285,681                                             285,681
Iberdrola S.A.                                                   10,768,185                         10,768,185
Scottish & Southern Energy                         210,625                                             210,625
Scottish Power PLC                                  29,116                                              29,116
                                        -----------------------------------------------------------------------
                                                 1,988,205       10,768,185                 -       12,756,390
                                        -----------------------------------------------------------------------
Total U.S. Equities                             54,935,120      524,640,550                        579,575,670
                                        -----------------------------------------------------------------------

Short-Term Investments -- 0.16%
UBS Supplementary Trust
                                        -----------------------------------------------------------------------
Cash Management Prime Fund                         915,301                                  -          915,301
                                        -----------------------------------------------------------------------

Repurchase Agreement with Societe
Generale
                                        -----------------------------------------------------------------------
--0.55%                                                           3,190,000                 -        3,190,000
                                        -----------------------------------------------------------------------


Total Investments                               55,850,421      527,830,550                 -      583,680,971
Cash and other assets, less
liabilities                                        805,804      (1,058,013)          (60,000)        (312,209)
                                        -----------------------------------------------------------------------
Net Assets-100%                                 56,656,225      526,772,537          (60,000)      583,368,762
                                        ======================================

(a) Management does not anticipate having to dispose of security positions for purposes of completing the reorganization.

   UBS US GLOBAL EQUITY FUND
   UBS STRATEGY FUND
   PROFORMA STATEMENT OF ASSETS AND LIABILITIES
   JUNE 30, 2002 (UNAUDITED)

                                                  UBS US GLOBAL EQUITY      UBS STRATEGY
                                                         FUND                   FUND              ADJUSTMENT            COMBINED
                                                 --------------------------------------------------------------    ----------------
ASSETS
Investments in securities, at value
(cost - $55,633,184 and $551,000,842
respectively)                                       $    55,850,421      $   527,830,550      $            --      $   583,680,971
Cash                                                         33,811                  818                   --               34,629
Foreign currency holdings                                   193,862              313,247                   --              507,109
Receivable for investments sold                           1,178,901                   --                   --            1,178,901
Dividends and interest receivable                           131,754            1,375,940                   --            1,507,694
Receivable for shares sold                                   57,017               69,185                   --              126,202
Net unrealized appreciation on forward foreign
currency transactions                                       900,593                   --                                   900,593
Due from Advisor                                              5,318                   --                   --                5,318
Other assets                                                     --              174,233                   --              174,233
                                                 --------------------------------------------------------------    ----------------
Total assets                                             58,351,677          529,763,973                   --          588,115,650
                                                 --------------------------------------------------------------    ----------------
LIABILITIES
Payable for investments purchased                           834,596                   --                                   834,596
Payable for capital shares                                  773,706            2,238,305                   --            3,012,011
Sec Lending rebate                                               --           31,302,410                   --
Payable to affiliates                                        38,246              671,722                                   709,968
Accrued expenses and other liabilities                       48,904               81,409               60,000 (b)          190,313
                                                 --------------------------------------------------------------    ----------------
Total liabilities                                         1,695,452           34,293,846               60,000            4,746,888
                                                 --------------------------------------------------------------    ----------------
NET ASSETS                                               56,656,225          495,470,127                   --          583,368,762

Common Stock/Beneficial interest shares of $0.001
par value outstanding                                    59,746,875        1,360,868,090                   --        1,420,614,965
Accumulated undistributed net investment income             881,437           (3,222,641)             (60,000)(b)       (2,401,204)
Accumulated net realized losses from investment
transactions and foreign currency transactions           (5,392,524)        (807,742,562)                             (813,135,086)
Net unrealized appreciation (depreciation) of
investments and foreign currency transactions             1,420,437          (23,130,350)                  --          (21,709,913)
                                                 --------------------------------------------------------------    ----------------
Net assets applicable to shares outstanding         $    56,656,225      $   526,772,537      $       (60,000)     $   583,368,762
                                                 ==============================================================    ================

                                                  UBS US GLOBAL EQUITY      UBS STRATEGY
                                                         FUND                   FUND              ADJUSTMENT            COMBINED
                                                 ----------------------------------------------------------------  ----------------

  CLASS A:
Net assets                                          $    15,173,431      $   164,905,856              (21,550)     $   180,057,737
                                                    ---------------      ---------------                           ----------------
Shares outstanding                                        1,619,776           33,195,090          (15,591,257)(a)  $    19,223,609
                                                    ---------------      ---------------                           ----------------
Net asset value and offering price per share        $          9.37      $          4.97                           $          9.37
                                                    ===============      ===============                           ================
  CLASS B:
Net assets                                          $       417,713      $   213,452,960              (23,277)     $   213,847,396
                                                    ---------------      ---------------                           ----------------
Shares outstanding                                           44,721           43,839,599          (20,986,995)(a)  $    22,897,325
                                                    ---------------      ---------------                           ----------------
Net asset value and offering price per share        $          9.34      $          4.87                           $          9.34
                                                    ===============      ===============                           ================

  CLASS C:
Net assets                                          $       351,347      $   144,424,073              (14,698)     $   144,760,722
                                                    ---------------      ---------------                           ----------------
Shares outstanding                                           37,660           29,659,160          (14,178,707)(a)  $    15,518,113
                                                    ---------------      ---------------                           ----------------
Net asset value and offering price per share        $          9.33      $          4.87                           $          9.33
                                                    ===============      ===============                           ================
  CLASS Y:
Net assets                                          $    40,713,734      $     3,989,648                 (475)     $    44,702,907
                                                    ---------------      ---------------                           ----------------
Shares outstanding                                        4,298,670              797,514             (376,276)(a)  $     4,719,908
                                                    ---------------      ---------------                           ----------------
Net asset and redemption value per share            $          9.47      $          5.00                           $          9.47
                                                    ===============      ===============                           ================

(a) Acquisition by UBS Global Equity Fund of UBS Strategy Fund and issuance of UBS Global Equity Fund shares in exchange for all of the outstanding shares of UBS Strategy Fund

(b) Amount represents merger related costs to be paid by Global Equity Fund and Strategy Fund.

             See accompanying notes to proforma financial statements

   UBS GLOBAL EQUITY FUND
   UBS STRATEGY FUND
   PROFORMA STATEMENT OF OPERATIONS
   JUNE 30, 2002 (UNAUDITED)

                                                           UBS                 UBS
                                                      GLOBAL EQUITY         STRATEGY
                                                           FUND                FUND           ADJUSTMENTS              COMBINED
                                                 --------------------------------------------------------------    ----------------
INVESTMENT INCOME:
  Dividend (net of withholding taxes of $63,687
  and $549,499)                                     $     1,098,073    $     8,044,553       $         --          $     9,142,626
  Interest                                                   57,906            369,449                 --                  427,355
                                                    -----------------------------------------------------------    ----------------
                                                          1,155,979          8,414,002                 --                9,569,981
                                                    -----------------------------------------------------------    ----------------
EXPENSES:
  Investment advisory and administration                    472,933          5,013,929                                   5,486,862
  Shareholder distribution and servicing fees                78,323          4,561,986                                   4,640,309
  Transfer agency and service                                 5,753          1,146,472                                   1,152,225
  Directors' fees                                             6,798              9,976                                      16,774
  Legal and audit                                            71,181             79,849            (30,000)  (b)            121,030
  Reports and notices to shareholders                        53,383            316,988            (20,000)  (b)            350,371
  Federal and state registration fees                        53,235             57,195            (10,000)  (b)            100,430
  Custody and accounting                                     24,638            162,461                                     187,099
  Insurance expense                                               0             57,526                                      57,526
  Interest expense                                                0                 --                                          --
  Other expenses                                             18,018             50,105                                      68,123
                                                    -----------------------------------------------------------    ----------------
                                                            784,262         11,456,488            (60,000)  (b)         12,180,750
  Less: fee waivers and reimbursements from
  investment adviser                                       (109,842)                --                 --                 (109,842)
  Earnings credits                                           (5,425)                --                 --                   (5,425)
                                                    -----------------------------------------------------------    ----------------
  Net expenses                                              668,995         11,456,488            (60,000)              12,065,483
                                                    -----------------------------------------------------------    ----------------
  Net investment income                                     486,984         (3,042,487)           (60,000)              (2,495,503)
                                                    -----------------------------------------------------------    ----------------
REALIZED AND UNREALIZED GAINS (LOSSES)
FROM INVESTMENT TRANSACTIONS:
  Net realized gains (losses) from investment
  transactions                                           (4,019,795)       (76,011,025)                --              (80,030,820)

                                                           UBS                 UBS
                                                      GLOBAL EQUITY         STRATEGY
                                                           FUND                FUND           ADJUSTMENTS              COMBINED
                                                 --------------------------------------------------------------    ----------------
  Net change in unrealized appreciation
  (depreciation) of investments                            (760,540)       147,680,363                 --              146,919,823
                                                    ---------------------------------------------------------      ----------------
  Net realized and unrealized gains (losses)
  from investment activities                             (4,780,335)        71,669,338                 --               66,889,003
                                                    ---------------------------------------------------------      ----------------
  Net increase (decrease) in net assets
  resulting from operations                         $    (4,293,351)   $    68,626,851       $    (60,000)         $    64,393,500
                                                    =========================================================      ================


(b) Certain pro forma basis expenses reflect actual expenses incurred by the individual Funds, adjusted to reflect estimated cost savings arising from the merger.

            See accompanying notes to proforma financial statements

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

         At a special meeting of the Board of Trustees of the UBS Managed Investments Trust (the "Trust") held on November 11, 2002, the Board of Trustees approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of UBS Strategy Fund ("Strategy Fund"), Strategy Fund will transfer all of its assets, subject to its liabilities, to the UBS Global Equity Fund (the "Fund"), a series of The UBS Funds, in exchange for a number of shares of the Fund equal in value to the net assets of Strategy Fund (the "Exchange"). Shares of the Fund then will be distributed to Strategy Fund shareholders on a pro rata basis in liquidation of Strategy Fund.

         The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Fund and Strategy Fund at June 30, 2002. The unaudited pro forma statement of operations reflects the results of operations of the Fund for the twelve months ended June 30, 2002, and Strategy Fund for the period October 1, 2001 to June 30, 2002. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the Fund, as the surviving entity and results of operations of the Fund for pre-combination periods will not be restated. The fiscal year ends for the Fund and Strategy Fund are June 30 and September 30, respectively.

         The pro forma statements of investments, statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of the funds included or incorporated by reference in the respective Statements of Additional Information of the funds. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2002.


NOTE 2--Portfolio Valuation:

         Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. U.S. equity securities traded over-the-counter are valued at the most recent bid price. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective fund. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the respective Trust's Board of Trustees. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.


NOTE 3--Shares of Beneficial Interest:

         The pro forma net asset value per share assumes 56,358,128 additional shares of beneficial interest of the Fund were issued in connection with the Exchange as of June 30, 2002. The pro forma number of shares that would be issuable was calculated by dividing the net assets of Strategy Fund at June 30, 2002 by the net asset value per share per class of the Fund at June 30, 2002. The pro forma combined number of Class A, Class B, Class C and Class Y shares outstanding of 19,223,609, 22,897,325, 15,518,113 and 4,719,908 respectively, consists of 17,603,833, 22,852,604, 15,480,453 and 421,238 shares, respectively, issuable to Strategy Fund as a result of the merger and 1,619,776, 44,721, 37,660 and 4,298,670 shares, respectively of the Fund outstanding at June 30, 2002.


NOTE 4--Pro Forma Operating Expenses:

         The accompanying pro forma financial statements reflect changes in fund expenses as if the merger had taken place on June 30, 2002. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.


NOTE 5--Merger Costs:

         Merger costs are estimated at approximately $60,000 and are not included in the pro forma statement of operations since these costs are not recurring. These costs represent the estimated expenses of the Funds carrying out their obligations under the Exchange and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the Exchange.


NOTE 6--Federal Income Taxes:

         Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). After the Exchange, the Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

         The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

[THE STATEMENT OF ADDITIONAL INFORMATION FOR THE GLOBAL EQUITY FUND, DATED SEPTEMBER 30, 2002, AS PREVIOUSLY FILED VIA EDGAR IS INCORPORATED HEREIN BY REFERENCE AND WILL BE MAILED TO ANY SHAREHOLDER WHO REQUESTS THIS SAI.]

[THE ANNUAL REPORT OF THE GLOBAL EQUITY FUND FOR THE FISCAL YEAR ENDED JUNE 30, 2002, AS PREVIOUSLY FILED VIA EDGAR IS INCORPORATED HEREIN BY REFERENCE AND WILL BE MAILED TO ANY SHAREHOLDER WHO REQUESTS THIS SAI.]

[THE ANNUAL REPORT OF THE STRATEGY FUND FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002 AS PREVIOUSLY FILED VIA EDGAR IS INCORPORATED HEREIN BY REFERENCE AND WILL BE MAILED TO ANY SHAREHOLDER WHO REQUESTS THIS SAI.]